As filed with the Securities and Exchange Commission on March 15, 2000.


                                                                      File Nos.
                                                                       33-31326
                                                                       811-5878

                SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

   Pre- Effective Amendment No. _____

   Post-Effective Amendment No.  21                   (X)

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

   Amendment No.    22                                (X)

                         FRANKLIN VALUE INVESTORS TRUST
                (Formerly Franklin Balance Sheet Investment Fund)
        (Exact Name of Registrant as Specified in Charter)

                 777 MARINERS ISLAND BLVD., SAN MATEO, CA 94404
              (Address of Principal Executive Offices) (Zip Code)

       Registrant's Telephone Number, Including Area Code (650) 312-2000

        MURRAY L. SIMPSON, 777 MARINERS ISLAND BLVD., SAN MATEO, CA 94403
               (Name and Address of Agent for Service of Process)

Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective (check appropriate box)

  [ ] immediately upon filing pursuant to paragraph (b)
  [ ] on (date) pursuant to paragraph (b)
  [ ] 60 days after filing pursuant to paragraph (a)(i)
  [ ] on (date) pursuant to paragraph (a)(i)
  [ ] 75 days after filing pursuant to paragraph (a)(ii)
  [X] on June 1, 2000 pursuant to paragraph (a)(ii) of rule 485

If appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.


Prospectus

FRANKLIN LARGE CAP VALUE FUND - CLASS A, B & C

Franklin Value Investors Trust

INVESTMENT STRATEGY  LONG-TERM CAPITAL APPRECIATION

JUNE 1, 2000





[Insert Franklin Templeton Ben Head]

The SEC has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.


Contents

THE FUND

[Begin callout]
INFORMATION ABOUT THE FUND YOU SHOULD KNOW BEFORE INVESTING
[End callout]

[insert page #] Goal and Strategies

[insert page #] Main Risks

[insert page #] Performance

[insert page #] Fees and Expenses

[insert page #] Management

[insert page #] Distributions and Taxes

YOUR ACCOUNT

[Begin callout]
INFORMATION ABOUT SALES CHARGES, ACCOUNT TRANSACTIONS AND SERVICES
[End callout]

[insert page #] Choosing a Share Class

[insert page #] Buying Shares

[insert page #] Investor Services

[insert page #] Selling Shares

[insert page #] Account Policies

[insert page #] Questions

FOR MORE INFORMATION

[Begin callout]
WHERE TO LEARN MORE ABOUT THE FUND
[End callout]

Back Cover

THE FUND

[Insert graphic of bullseye and arrows]
GOAL AND STRATEGIES

GOAL The fund's investment goal is long-term capital appreciation.

PRINCIPAL INVESTMENTS Under normal market conditions, the fund will invest at least 80% of its total assets in undervalued equity securities of large capitalization (share price times the number of common stock shares outstanding)companies that are similar in size to those in the Russell 1000 Index, at the time of purchase. That index is designed to measure the 1,000 largest companies in the investable U.S. equity market. The fund generally expects that its portfolio median market cap will significantly exceed the Index's median market cap.

The fund will invest in equity securities the fund's manager believes are selling substantially below the underlying value of their assets or their private market value (what a sophisticated investor would pay for the entire company). These may include, for example, companies with:

o Low price relative to book value, to cash flow, to earnings, or to sales -- all relative to the market, to its industry or to a company's earnings growth.
o Recent sharp price declines ("fallen angels") but still have significant potential in the manager's opinion.
o Valuable intangibles not reflected in the stock price such as franchises, distribution networks or market share for particular products or services, underused or understated assets or cash, tax loss carry forwards, or patents and trademarks.

Equities represent ownership interests in individual companies and give shareholders a claim in the company's earnings and assets. They include common and preferred stocks, and securities convertible into common stock.

[Begin callout]
The fund invests primarily in large-cap companies that the manager believes are selling substantially below the underlying value of their assets. [End callout]

The fund may invest up to 10% of its total assets in foreign securities, predominantly in developed markets.

PORTFOLIO SELECTION

The manager is a research driven, fundamental investment adviser, pursuing a disciplined value-oriented strategy for this fund. As a "bottom-up" adviser focusing primarily on individual securities, the manager will focus on the market price of a company's securities relative to its evaluation of the company's long-term earnings, asset value and cash flow potential. The manager seeks bargains among the "under-researched and unloved" out of favor companies that offer, in the managers opinion, excellent long-term potential that might include current growth companies that are being ignored by the market, fallen angels or companies that are a potential turnaround or takeover target.


TEMPORARY INVESTMENTS

When the manager believes market or economic conditions are unfavorable for investors, is unable to locate suitable investment opportunities, or seeks to maintain liquidity, it may invest all or substantially all of the fund's assets in U.S. currency short-term investments, including cash or cash equivalents. Under these circumstances, the fund may temporarily be unable to pursue its investment goal.

[Insert graphic of chart with line going up and down]
MAIN RISKS

[Begin callout]
Because the securities the fund holds fluctuate in price, the value of your investment in the fund will go up and down. This means you could lose money over short or even extended periods.
[End callout]

STOCKS While stocks historically have outperformed other asset classes over the long term, their value tends to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies or industries, or the securities market as a whole.

VALUE STYLE STOCK INVESTING Value stock prices are considered "cheap" relative to the company's perceived value and are often out of favor with other investors. The manager may invest in such stocks if it believes the market may have overreacted to adverse developments or failed to appreciate positive changes. If other investors fail to recognize the company's value and do not become buyers, or if they become sellers, or, in markets favoring faster-growing companies, value stocks may not increase in value as anticipated by the manager or may decline further.

The fund's bargain-driven focus may result in the fund choosing securities that are not widely followed by other investors. These may include companies reporting poor earnings, companies whose share prices have declined sharply (often growth companies that have recently stumbled but with good
"fundamentals"), turnarounds, cyclical companies, or in some cases, companies emerging from bankruptcy, which may have higher risk.

FOREIGN SECURITIES Securities of companies located outside the U.S. involve risks that can increase losses in the fund. These include CURRENCY RISKS (fluctuations in currency exchange rates; devaluations by governments; and the new euro currency) and COUNTRY AND COMPANY RISKS (political, economic, and social instability; less liquid securities or markets; restrictions on removal of currency and other assets; punitive taxes; custody and settlement risks; less government supervision and regulation of foreign markets and their participants; and less stringent disclosure, financial accounting or reporting standards).

ILLIQUID SECURITIES The fund may invest up to 15% of its net assets in illiquid securities, which are securities with a limited trading market. There is a possible risk that the securities cannot be readily sold or can only be resold at a price significantly lower than their value.

More detailed information about the fund, its policies and risks can be found in the fund's Statement of Additional Information (SAI).

[Insert graphic of a bull and a bear]
 PAST PERFORMANCE

Because the fund is new, it has no performance history.

[Insert graphic of percentage sign]
 FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                     CLASS A    CLASS B   CLASS C
-------------------------------------------------------------------
Maximum sales charge (load)
as a percentage of offering price     5.75%      4.00%     1.99%
  Load imposed on purchases           5.75%      None      1.00%
  Maximum deferred sales charge       None 1    4.00% 2   0.99% 3
(load)
Exchange fee                           None      None      None

Please see "Choosing a Share Class" on page [#] for an explanation of how and when these sales charges apply.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND
ASSETS)

                                     CLASS A      CLASS B  CLASS C
--------------------------------------------------------------------
Management fees 4                    0.55%        0.55%    0.55%
Distribution and service
(12b-1) fees                         0.35%        1.00%    1.00%
Other expenses                       0.54%        0.54%    0.54%
                                     -------------------------------
Total annual fund operating          1.44%        2.09%    2.09%
expenses 4
                                     -------------------------------

1. Except for investments of $1 million or more (see page #) and purchases by certain retirement plans without an initial sales charge.
2. Declines to zero after six years.
3. This is equivalent to a charge of 1% based on net asset value.
4. The manager and administrator have agreed in advance to limit their respective fees and assume as their own expense certain expenses otherwise payable by the fund so that total annual fund operating expenses do not exceed 1.25% for Class A, 1.90% for Class B and 1.90% for Class C for the current fiscal year. After October 31, 2001, the manager and administrator may end this arrangement at any time.

EXAMPLE

This example can help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes:

o You invest $10,000 for the periods shown; o Your investment has a 5% return each year; and o The fund's operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                               1 YEAR    3 YEARS
--------------------------------------------------
If you sell your shares at the end of the period:

CLASS A                        $713 1    $1,004
CLASS B                        $612       $955
CLASS C                        $409       $748
If you do not sell your shares:

CLASS B                        $212       $655 2
CLASS C                        $310       $748

1. Assumes a contingent deferred sales charge (CDSC) will not apply.
2. Assumes conversion of Class B shares to Class A shares after eight years, lowering your annual expenses from that time on.

 [Insert graphic of briefcase] MANAGEMENT

Franklin Advisory Services, Inc. (Advisory Services), One Parker
Plaza, Ninth Floor, Fort Lee, New Jersey 07024, is the fund's investment manager. Together, Advisory Services and its affiliates manage over $226 billion in assets.

The team responsible for the fund's management is:

WILLIAM J. LIPPMAN, PRESIDENT OF ADVISORY SERVICES Mr. Lippman has been a manager of the fund since inception and has more than 30 years' experience in the securities industry. He joined the Franklin Templeton Group in 1988.

BRUCE C. BAUGHMAN, SENIOR VICE PRESIDENT OF ADVISORY SERVICES
Mr. Baughman has been a manager of the fund since inception. He joined the Franklin Templeton Group in 1988.

MARGARET MCGEE, VICE PRESIDENT OF ADVISORY SERVICES Ms. McGee has been a manager of the fund since inception. She joined the Franklin Templeton Group in 1988.

The fund pays the manager a fee for managing its assets, and making its investment decisions. The fee is equal to an annual rate of:

o  0.550% of the value of net assets up to $500 million;
o 0.450% of the value of net assets over $500 million, up to and including $1 billion;
o 0.400% of the value of net assets over $1 billion, up to and including $1.5 billion;
o 0.350% of the value of net assets over $1.5 billion, up to and including $6.5 billion;
o 0.325% of the value of net assets over $6.5 billion, up to and including $11.5 billion;
o 0.300% of the value of net assets over $11.5 billion, up to and including $16.5 billion;
o 0.290% of the value of net assets over $16.5 billion, up to and including $19 billion;
o 0.280% of the value of net assets over $19 billion, up to and including $21.5 billion; and
o  0.270% of the value of net assets over $21.5 billion.


[Insert graphic of dollar
signs and stacks of coins] DISTRIBUTIONS AND TAXES

INCOME AND CAPITAL GAINS The fund intends to pay a dividend at least annually representing substantially all of its net investment income and any net realized capital gains. The amount of this distribution will vary and there is no guarantee the fund will pay dividends.

To receive a distribution, you must be a shareholder on the record date. The record date for the fund's distributions will vary. Please keep in mind that if you invest in the fund shortly before the record date of a distribution, any distribution will lower the value of the fund's shares by the amount of the distribution and you will receive some of your investment back in the form of a taxable distribution. If you would like information on upcoming record dates for the fund's distributions, please call 1-800/DIAL BEN(R).

TAX CONSIDERATIONS In general, fund distributions are taxable to you as either ordinary income or capital gains. This is true whether you reinvest your distributions in additional fund shares or receive them in cash. Any capital gains the fund distributes are taxable to you as long-term capital gains no matter how long you have owned your shares. [Begin callout] BACKUP WITHHOLDING By law, the fund must withhold 31% of your taxable distributions and redemption proceeds if you do not provide your correct social security or taxpayer identification number and certify that you are not subject to backup withholding, or if the IRS instructs the fund to do so. [End callout]

Every January, you will receive a statement that shows the tax status of distributions you received for the previous year. Distributions declared in December but paid in January are taxable as if they were paid in December.

When you sell your shares of the fund, you may have a capital gain or loss. For tax purposes, an exchange of your fund shares for shares of a different Franklin Templeton Fund is the same as a sale.

Fund distributions and gains from the sale or exchange of your shares generally will be subject to state and local income tax. Non-U.S. investors may be subject to U.S. withholding and estate tax. You should consult your tax advisor about the federal, state, local or foreign tax consequences of your investment in the fund.

YOUR ACCOUNT

[Insert graphic of pencil marking an "X"] CHOOSING A SHARE CLASS

Each class has its own sales charge and expense structure, allowing you to choose the class that best meets your situation. Your investment representative can help you decide.

CLASS A               CLASS B              CLASS C
---------------------------------------------------------------
o  Initial sales      o  No initial        o  Initial
   charge of 5.75%       sales charge         sales charge of
   or less                                    1%

o  Deferred sales     o  Deferred          o  Deferred
   charge of 1% on       sales charge of      sales charge of
   purchases of $1       4% on shares you     1% on shares
   million or more       sell within the      you sell within
   sold within 12        first year,          18 months
   months                declining to 1%
                         within six years
                         and eliminated
                         after that

o  Lower annual       o  Higher annual     o  Higher
   expenses than         expenses than        annual expenses
   Class B or C due      Class A (same as     than Class A
   to lower              Class C) due to      (same as Class
   distribution fees     higher               B) due to
                         distribution         higher
                         fees. Automatic      distribution
                         conversion to        fees. No
                         Class A shares       conversion to
                         after eight          Class A shares,
                         years, reducing      so annual
                         future annual        expenses do not
                         expenses.            decrease.

SALES CHARGES - CLASS A

                              THE SALES CHARGE
                              MAKES UP THIS %    WHICH EQUALS THIS
WHEN YOU INVEST THIS AMOUNT   OF THE OFFERING      % OF YOUR NET
                                   PRICE            INVESTMENT
--------------------------------------------------------------------
Under $50,000                       5.75               6.10
$50,000 but under $100,000          4.50               4.71
$100,000 but under $250,000         3.50               3.63
$250,000 but under $500,000         2.50               2.56
$500,000 but under $1               2.00               2.04
million

INVESTMENTS OF $1 MILLION OR MORE If you invest $1 million or more, either as a lump sum or through our cumulative quantity discount or letter of intent programs (see page [#]), you can buy Class A shares without an initial sales charge. However, there is a 1% contingent deferred sales charge (CDSC) on any shares you sell within 12 months of purchase. The way we calculate the CDSC is the same for each class (please see page [#]).

DISTRIBUTION AND SERVICE (12B-1) FEES Class A has a distribution plan, sometimes known as a Rule 12b-1 plan, that allows the fund to pay distribution fees of up to 0.35% per year to those who sell and distribute Class A shares and provide other services to shareholders. Because these fees are paid out of Class A's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

SALES CHARGES - CLASS B

IF YOU SELL YOUR SHARES         THIS % IS DEDUCTED
WITHIN THIS MANY YEARS AFTER    FROM YOUR PROCEEDS
BUYING THEM                          AS A CDSC
------------------------------------------------------
1 Year                                    4
2 Years                                   4
3 Years                                   3
4 Years                                   3
5 Years                                   2
6 Years                                   1
7 Years                                   0

With Class B shares, there is no initial sales charge. However, there is a CDSC if you sell your shares within six years, as described in the table above. The way we calculate the CDSC is the same for each class (please see page [#]). After 8 years, your Class B shares automatically convert to Class A shares, lowering your annual expenses from that time on.

MAXIMUM PURCHASE AMOUNT The maximum amount you may invest in Class B shares at one time is $249,999. We place any investment of $250,000 or more in Class A shares, since a reduced initial sales charge is available and Class A's annual expenses are lower.

RETIREMENT PLANS Class B shares are available to certain retirement plans, including IRAs (of any type), Franklin Templeton Trust Company 403(b) plans, and Franklin Templeton Trust Company qualified plans with participant or earmarked accounts.

DISTRIBUTION AND SERVICE (12B-1) FEES Class B has a distribution plan, sometimes known as a Rule 12b-1 plan, that allows the fund to pay distribution and other fees of up to 1% per year for the sale of Class B shares and for services provided to shareholders. Because these fees are paid out of Class B's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

SALES CHARGES - CLASS C

                             THE SALES CHARGE
                             MAKES UP THIS %         WHICH EQUALS THIS
WHEN YOU INVEST THIS AMOUNT  OF THE OFFERINGPRICE    % OF YOUR NET INVESTMENT
-------------------------------------------------------------------------------
Under $1 million                1.00                       1.01

 WE PLACE ANY INVESTMENT OF $1 MILLION OR MORE IN CLASS A SHARES, SINCE THERE IS
    NO INITIAL SALES CHARGE AND CLASS A'S ANNUAL EXPENSES ARE LOWER.

CDSC There is a 1% contingent deferred sales charge (CDSC) on any Class C shares you sell within 18 months of purchase. The way we calculate the CDSC is the same for each class (please see below).

DISTRIBUTION AND SERVICE (12B-1) FEES Class C has a distribution plan, sometimes known as a Rule 12b-1 plan, that allows the fund to pay distribution and other fees of up to 1% per year for the sale of Class C shares and for services provided to shareholders. Because these fees are paid out of Class C's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

CONTINGENT DEFERRED SALES CHARGE (CDSC) - CLASS A, B & C

The CDSC for each class is based on the current value of the shares being sold or their net asset value when purchased, whichever is less. There is no CDSC on shares you acquire by reinvesting your dividends or capital gains distributions.

[Begin callout]
The HOLDING PERIOD FOR THE CDSC begins on the day you buy your shares. Your shares will age one month on that same date the next month and each following month.

For example, if you buy shares on the 18th of the month, they will age one month on the 18th day of the next month and each following month.
[End callout]

To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC. If there are not enough of these to meet your request, we will sell the shares in the order they were purchased. We will use this same method if you exchange your shares into another Franklin Templeton Fund (please see page [#] for exchange information).

SALES CHARGE REDUCTIONS AND WAIVERS

If you qualify for any of the sales charge reductions or waivers below, please let us know at the time you make your investment to help ensure you receive the lower sales charge.

QUANTITY DISCOUNTS We offer several ways for you to combine your purchases in the Franklin Templeton Funds to take advantage of the lower sales charges for large purchases of Class A shares.

[Begin callout]
The FRANKLIN TEMPLETON FUNDS include all of the Franklin Templeton U.S. registered mutual funds, except Franklin Templeton Variable Insurance Products Trust, Templeton Capital Accumulator Fund, Inc., and Templeton Variable Products Series Fund.
[End callout]

o CUMULATIVE QUANTITY DISCOUNT - lets you combine all of your shares in the Franklin Templeton Funds for purposes of calculating the sales charge. You also may combine the shares of your spouse, and your children or grandchildren, if they are under the age of 21. Certain company and retirement plan accounts also may be included.

o LETTER OF INTENT (LOI) - expresses your intent to buy a stated dollar amount of shares over a 13-month period and lets you receive the same sales charge as if all shares had been purchased at one time. We will reserve a portion of your shares to cover any additional sales charge that may apply if you do not buy the amount stated in your LOI.

         TO SIGN UP FOR THESE PROGRAMS, COMPLETE THE APPROPRIATE SECTION
                          OF YOUR ACCOUNT APPLICATION.

REINSTATEMENT PRIVILEGE If you sell shares of a Franklin Templeton Fund, you may reinvest some or all of the proceeds within 365 days without an initial sales charge. The proceeds must be reinvested within the same share class, except proceeds from the sale of Class B shares will be reinvested in Class A shares.

If you paid a CDSC when you sold your Class A or C shares, we will credit your account with the amount of the CDSC paid but a new CDSC will apply. For Class B shares reinvested in Class A, a new CDSC will not apply, although your account will not be credited with the amount of any CDSC paid when you sold your Class B shares.

Proceeds immediately placed in a Franklin Bank Certificate of Deposit (CD) also may be reinvested without an initial sales charge if you reinvest them within 365 days from the date the CD matures, including any rollover.

This privilege does not apply to shares you buy and sell under our exchange program. Shares purchased with the proceeds from a money fund may be subject to a sales charge.

SALES CHARGE WAIVERS Class A shares may be purchased without an initial sales charge or CDSC by various individuals, institutions and retirement plans or by investors who reinvest certain distributions and proceeds within 365 days. Certain investors also may buy Class C shares without an initial sales charge. The CDSC for each class may be waived for certain redemptions and distributions. If you would like information about available sales charge waivers, call your investment representative or call Shareholder Services at 1-800/632-2301. For information about retirement plans, you may call Retirement Plan Services at 1-800/527-2020. A list of available sales charge waivers also may be found in the Statement of Additional Information (SAI).

GROUP INVESTMENT PROGRAM Allows established groups of 11 or more investors to invest as a group. For sales charge purposes, the group's investments are added together. There are certain other requirements and the group must have a purpose other than buying fund shares at a discount.


[Insert graphic of a paper with lines
and someone writing] BUYING SHARES


MINIMUM INVESTMENTS
----------------------------------------------------------------
                                        INITIAL      ADDITIONAL
----------------------------------------------------------------
Regular accounts                        1,000        $50
----------------------------------------------------------------
UGMA/UTMA accounts                      $100         $50
----------------------------------------------------------------
Retirement accounts                     no minimum   no minimum
(other than IRAs, IRA rollovers,
Education IRAs or Roth IRAs)
----------------------------------------------------------------
IRAs, IRA rollovers, Education IRAs or
Roth IRAs                               $250         $50
----------------------------------------------------------------
Broker-dealer sponsored wrap account
programs                                $250         $50
----------------------------------------------------------------
Full-time employees, officers,
trustees and directors of Franklin
Templeton entities, and their
immediate family members                $100         $50
----------------------------------------------------------------

     PLEASE NOTE THAT YOU MAY ONLY BUY SHARES OF A FUND ELIGIBLE FOR SALE IN
                           YOUR STATE OR JURISDICTION.


ACCOUNT APPLICATION If you are opening a new account, please complete and sign the enclosed account application. Make sure you indicate the share class you have chosen. If you do not indicate a class, we will place your purchase in Class A shares. To save time, you can sign up now for services you may want on your account by completing the appropriate sections of the application (see the next page).


BUYING SHARES
----------------------------------------------------------------------
                   OPENING AN ACCOUNT        ADDING TO AN ACCOUNT
----------------------------------------------------------------------
[Insert graphic
of hands shaking]
                   Contact your investment   Contact your investment
THROUGH YOUR       representative            representative
INVESTMENT
REPRESENTATIVE
----------------------------------------------------------------------
                   Make your check payable   Make your check payable
[Insert graphic    to Franklin Large Cap     to Franklin Large Cap
of envelope]       Value Fund.               Value Fund. Include
                                             your account number on
BY MAIL            Mail the check and your   the check.
                   signed application to
                   Investor Services.        Fill out the deposit
                                             slip from your account
                                             statement. If you do
                                             not have a slip,
                                             include a note with
                                             your name, the fund
                                             name, and your  account
                                             number.

                                             Mail the check and deposit slip or
                                             note to Investor Services.
----------------------------------------------------------------------
[Insert graphic    Call  to receive a wire   Call to receive a wire
of three           control number and wire   control number and wire
lightning bolts]   instructions.             instructions.

                   Wire the funds and mail To make a same day wire your signed application investment, please call
BY WIRE            to Investor Services.     us by 1:00 p.m. Pacific
                   Please include the wire   time and make sure your
1-800/632-2301     control number or your    wire arrives by 3:00
(or                new account number on     p.m.
1-650/312-2000     the application.
collect)
                   To make a same day wire
                   investment, please call
                   us by 1:00 p.m. Pacific
                   time and make sure your
                   wire arrives by 3:00
                   p.m.
----------------------------------------------------------------------
[Insert graphic    Call Shareholder          Call Shareholder
of two arrows      Services at the number    Services at the number
pointing in        below, or send signed     below or our automated
opposite           written instructions.     TeleFACTS system, or
directions]        The TeleFACTS system      send signed written
                   cannot be used to open a  instructions.
BY EXCHANGE        new account.

                   (Please see page # for    (Please see page # for
TeleFACTS(R)         information on            information on
1-800/247-1753     exchanges.)               exchanges.)
(around-the-clock
access)
----------------------------------------------------------------------

       FRANKLIN TEMPLETON INVESTOR SERVICES P.O. BOX 997151,
                            SACRAMENTO, CA 95899-9983
                         CALL TOLL-FREE: 1-800/632-2301
           (MONDAY THROUGH FRIDAY 5:30 A.M. TO 5:00 P.M., PACIFIC TIME
          SATURDAY 6:30 A.M. TO 2:30 P.M., PACIFIC TIME)


[Insert graphic of person with a headset] INVESTOR SERVICES

AUTOMATIC INVESTMENT PLAN This plan offers a convenient way for you to invest in the fund by automatically transferring money from your checking or savings account each month to buy shares. The minimum investment to open an account with an automatic investment plan is $50 ($25 for an Education IRA). To sign up, complete the appropriate section of your account application.

AUTOMATIC PAYROLL DEDUCTION You may invest in the fund automatically by transferring money from your paycheck to the fund by electronic funds transfer. If you are interested, indicate on your application that you would like to receive an Automatic Payroll Deduction Program kit.

DISTRIBUTION OPTIONS You may reinvest distributions you receive from the fund in an existing account in the same share class* of the fund or another Franklin Templeton Fund. Initial sales charges and CDSCs will not apply if you reinvest your distributions within 365 days. You can also have your distributions deposited in a bank account, or mailed by check. Deposits to a bank account may be made by electronic funds transfer.

 [Begin callout]
For Franklin Templeton Trust Company retirement plans, special forms may be needed to receive distributions in cash. Please call
1-800/527-2020 for information.
[End callout]

Please indicate on your application the distribution option you have chosen, otherwise we will reinvest your distributions in the same share class of the fund.

*Class B and C shareholders may reinvest their distributions in Class A shares of any Franklin Templeton money fund.

RETIREMENT PLANS Franklin Templeton offers a variety of retirement plans for individuals and businesses. These plans require separate applications and their policies and procedures may be different than those described in this prospectus. For more information, including a free retirement plan brochure or application, please call Retirement Plan Services at 1-800/527-2020.

TELEFACTS(R) Our TeleFACTS system offers around-the-clock access to information about your account or any Franklin Templeton Fund. This service is available from touch-tone phones at 1-800/247-1753. For a free TeleFACTS brochure, call 1-800/DIAL BEN.

TELEPHONE PRIVILEGES You will automatically receive telephone privileges when you open your account, allowing you and your investment representative to sell or exchange your shares and make certain other changes to your account by phone.

For accounts with more than one registered owner, telephone privileges also allow the fund to accept written instructions signed by only one owner for transactions and account changes that could otherwise be made by phone. For all other transactions and changes, all registered owners must sign the instructions.

As long as we take certain measures to verify telephone requests, we will not be responsible for any losses that may occur from unauthorized requests. Of course, you can decline telephone exchange or redemption privileges on your account application.

EXCHANGE PRIVILEGE You can exchange shares between most Franklin Templeton Funds within the same class* generally without paying any additional sales charges. If you exchange shares held for less than six months, however, you may be charged the difference between the initial sales charge of the two funds if the difference is more than 0.25%. If you exchange shares from a money fund, a sales charge may apply no matter how long you have held the shares.

[Begin callout]
An EXCHANGE is really two transactions: a sale of one fund and the purchase of another. In general, the same policies that apply to purchases and sales apply to exchanges, including minimum investment amounts. Exchanges also have the same tax consequences as ordinary sales and purchases.
[End callout]

Generally exchanges may only be made between identically registered accounts, unless you send written instructions with a signature guarantee. Any CDSC will continue to be calculated from the date of your initial investment and will not be charged at the time of the exchange. The purchase price for determining a CDSC on exchanged shares will be the price you paid for the original shares. If you exchange shares subject to a CDSC into a Class A money fund, the time your shares are held in the money fund will not count towards the CDSC holding period.

If you exchange your Class B shares for the same class of shares of another Franklin Templeton Fund, the time your shares are held in that fund will count towards the eight year period for automatic conversion to Class A shares.

Frequent exchanges can interfere with fund management or operations and drive up costs for all shareholders. To protect shareholders, there are limits on the number and amount of exchanges you may make (please see "Market Timers" on page [#]).

*Class Z shareholders of Franklin Mutual Series Fund Inc. may exchange into Class A without any sales charge. Advisor Class shareholders of another Franklin Templeton Fund also may exchange into Class A without any sales charge. Advisor Class shareholders who exchange their shares for Class A shares and later decide they would like to exchange into another fund that offers Advisor Class may do so. SYSTEMATIC WITHDRAWAL PLAN This plan allows you to automatically sell your shares and receive regular payments from your account. A CDSC may apply to withdrawals that exceed certain amounts. Certain terms and minimums apply. To sign up, complete the appropriate section of your application.

[Insert graphic of a certificate] SELLING SHARES

You can sell your shares at any time. Please keep in mind that a contingent deferred sales charge (CDSC) may apply.

SELLING SHARES IN WRITING Generally, requests to sell $100,000 or less can be made over the phone or with a simple letter. Sometimes, however, to protect you and the fund we will need written instructions signed by all registered owners, with a signature guarantee for each owner, if:

[Begin callout]
  A SIGNATURE GUARANTEE helps protect your account against fraud. You can obtain a signature guarantee at most banks and securities dealers.

A notary public CANNOT provide a signature guarantee.
[End callout]

o  you are selling more than $100,000 worth of shares
o you want your proceeds paid to someone who is not a registered owner
o you want to send your proceeds somewhere other than the address of record, or preauthorized bank or brokerage firm account

We also may require a signature guarantee on instructions we receive from an agent, not the registered owners, or when we believe it would protect the fund against potential claims based on the instructions received.

SELLING RECENTLY PURCHASED SHARES If you sell shares recently purchased with a check or draft, we may delay sending you the proceeds until your check or draft has cleared, which may take seven business days or more. A certified or cashier's check may clear in less time.

REDEMPTION PROCEEDS Your redemption check will be sent within seven days after we receive your request in proper form. We are not able to receive or pay out cash in the form of currency. Redemption proceeds may be delayed if we have not yet received your signed account application.

RETIREMENT PLANS You may need to complete additional forms to sell shares in a Franklin Templeton Trust Company retirement plan. For participants under age 591/2, tax penalties may apply. Call Retirement Plan Services at 1-800/527-2020 for details.

SELLING SHARES
---------------------------------------------------------------
                      TO SELL SOME OR ALL OF YOUR SHARES
---------------------------------------------------------------
[Insert graphic of
hands shaking]
                      Contact your investment representative
THROUGH YOUR
INVESTMENT
REPRESENTATIVE
---------------------------------------------------------------
[Insert graphic of    Send written instructions and endorsed
envelope]             share certificates (if you hold share
                      certificates) to Investor Services.
BY MAIL               Corporate, partnership or trust
                      accounts may need to send additional
                      documents.

                      Specify the fund, the account number and the dollar value or number of shares you wish to sell. If you own both Class A and B shares, also specify the class of shares, otherwise we will sell your Class A shares first.] Be sure to include all necessary signatures and any additional documents, as well as signature guarantees if required.

                      A check will be mailed to the name(s)
                      and address on the account, or
                      otherwise according to your written
                      instructions.
---------------------------------------------------------------
[Insert graphic of    As long as your transaction is for
phone]                $100,000 or less, you do not hold share
                      certificates and you have not changed
BY PHONE              your address by phone within the last
                      15 days, you can sell your shares by
1-800/632-2301        phone.

                      A check will be mailed to the name(s) and address on the
                      account. Written instructions, with a signature guarantee, are required to send the check to another address or to
                      make it payable to another person.
---------------------------------------------------------------
[Insert graphic  of   You can call or write to have
three lightning       redemption proceeds sent to a bank
bolts]                account. See the policies above for
                      selling shares by mail or phone.

                      Before requesting to have redemption
                      proceeds sent to a bank account, please
BY ELECTRONIC FUNDS   make sure we have your bank account
TRANSFER (ACH)        information on file. If we do not have
                      this information, you will need to send written instructions with your bank's name and address, a voided check or savings account deposit slip, and a signature guarantee if the ownership of the bank and fund accounts is different.

                      If we receive your request in proper
                      form by 1:00 p.m. Pacific time,
                      proceeds sent by ACH generally will be
                      available within two to three business
                      days.
---------------------------------------------------------------
[Insert graphic of    Obtain a current prospectus for the
two arrows pointing   fund you are considering.
in opposite
directions]           Call Shareholder Services at the number
                      below or our automated TeleFACTS
BY EXCHANGE           system, or send signed written
                      instructions. See the policies above
TeleFACTS(R)            for selling shares by mail or phone.
1-800/247-1753
(around-the-clock     If you hold share certificates, you
access)               will need to return them to the fund
                      before your exchange can be processed.
---------------------------------------------------------------

       FRANKLIN TEMPLETON INVESTOR SERVICES P.O. BOX 997151,
                            SACRAMENTO, CA 95899-9983
                         CALL TOLL-FREE: 1-800/632-2301
           (MONDAY THROUGH FRIDAY 5:30 A.M. TO 5:00 P.M., PACIFIC TIME
          SATURDAY 6:30 A.M. TO 2:30 P.M., PACIFIC TIME)

[Insert graphic of paper and pen] ACCOUNT POLICIES

CALCULATING SHARE PRICE The fund calculates the net asset value per share (NAV) each business day at the close of trading on the New York Stock Exchange (normally 1:00 p.m. Pacific time). Each class's NAV is calculated by dividing its net assets by the number of its shares outstanding.

[Begin callout]
When you buy shares, you pay the offering price. The offering price is the NAV plus any applicable sales charge.

When you sell shares, you receive the NAV minus any applicable contingent deferred sales charge (CDSC).
[End callout]

The fund's assets are generally valued at their market value. If market prices are unavailable, or if an event occurs after the close of the trading market that materially affects the values, assets may be valued at their fair value. If the fund holds securities listed primarily on a foreign exchange that trades on days when the fund is not open for business, the value of your shares may change on days that you cannot buy or sell shares.

Requests to buy and sell shares are processed at the NAV next calculated after we receive your request in proper form.

ACCOUNTS WITH LOW BALANCES If the value of your account falls below 250 ($50 for employee and UGMA/UTMA accounts) because you sell some of your shares, we may mail you a notice asking you to bring the account back up to its applicable minimum investment amount. If you choose not to do so within 30 days, we may close your account and mail the proceeds to the address of record. You will not be charged a CDSC if your account is closed for this reason.

STATEMENTS AND REPORTS You will receive quarterly account statements that show all your account transactions during the quarter. You also will receive written notification after each transaction affecting your account (except for distributions and transactions made through automatic investment or withdrawal programs, which will be reported on your quarterly statement). You also will receive the fund's financial reports every six months. To reduce fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports. If you need additional copies, please call 1-800/DIAL BEN.

If there is a dealer or other investment representative of record on your account, he or she also will receive copies of all notifications and statements and other information about your account directly from the fund.

STREET OR NOMINEE ACCOUNTS You may transfer your shares from the street or nominee name account of one dealer to another, as long as both dealers have an agreement with Franklin Templeton Distributors, Inc. We will process the transfer after we receive authorization in proper form from your delivering securities dealer.

JOINT ACCOUNTS Unless you specify a different registration, accounts with two or more owners are registered as "joint tenants with rights of survivorship" (shown as "Jt Ten" on your account statement). To make any ownership changes to a joint account, all owners must agree in writing, regardless of the law in your state.

MARKET TIMERS The fund does not allow investments by market timers. You will be considered a market timer if you have (i) requested an exchange out of the fund within two weeks of an earlier exchange request, or (ii) exchanged shares out of the fund more than twice in a calendar quarter, or (iii) exchanged shares equal to at least $5 million, or more than 1% of the fund's net assets, or (iv) otherwise seem to follow a timing pattern. Shares under common ownership or control are combined for these limits.

ADDITIONAL POLICIES Please note that the fund maintains additional policies and reserves certain rights, including:

o The fund may refuse any order to buy shares, including any purchase under the exchange privilege.
o At any time, the fund may change its investment minimums or waive or lower its minimums for certain purchases.
o  The fund may modify or discontinue the exchange privilege on 60 days' notice.
o In unusual circumstances, we may temporarily suspend redemptions, or postpone the payment of proceeds, as allowed by federal securities laws.
o For redemptions over a certain amount, the fund reserves the right to make payments in securities or other assets of the fund, in the case of an emergency or if the payment by check, wire or electronic funds transfer would be harmful to existing shareholders.
o To permit investors to obtain the current price, dealers are responsible for transmitting all orders to the fund promptly.

DEALER COMPENSATION Qualifying dealers who sell fund shares may receive sales commissions and other payments. These are paid by Franklin Templeton Distributors, Inc. (Distributors) from sales charges, distribution and service (12b-1) fees and its other resources.

                             CLASS A      CLASS B      CLASS C
--------------------------------------------------------------------
COMMISSION (%)               ---          4.00         2.00
Investment under $50,000     5.00         ---          ---
$50,000 but under $100,000   3.75         ---          ---
$100,000 but under $250,000  2.80         ---          ---
$250,000 but under $500,000  2.00         ---          ---
$500,000 but under $1        1.60         ---          ---
million
$1 million or more     up to 1.00 1       ---          ---
12B-1 FEE TO DEALER 2                     0.25 3      1.00 4


A dealer commission of up to 1% may be paid on Class A NAV purchases by certain retirement plans1 and on Class C NAV purchases. A dealer commission of up to 0.25% may be paid on Class A NAV purchases by certain trust companies and bank trust departments, eligible governmental authorities, and broker-dealers or others on behalf of clients participating in comprehensive fee programs.
1. During the first year after purchase, dealers may not be eligible to receive the 12b-1 fee.
2. The fund may pay up to 0.35% to Distributors or others, out of which 0.10% generally will be retained by Distributors for its distribution expenses.
3. Dealers may be eligible to receive up to 0.25% from the date of purchase. After 8 years, Class B shares convert to Class A shares and dealers may then receive the 12b-1 fee applicable to Class A.
4. Dealers may be eligible to receive up to 0.25% during the first year after purchase and may be eligible to receive the full 12b-1 fee starting in the 13th month.

[Insert graphic of question mark]QUESTIONS

If you have any questions about the fund or your account, you can write to us at P.O. Box 997151, Sacramento, CA 95899-9983. You can also call us at one of the following numbers. For your protection and to help ensure we provide you with quality service, all calls may be monitored or recorded.

                                        HOURS (PACIFIC TIME,
DEPARTMENT NAME       TELEPHONE NUMBER  MONDAY THROUGH FRIDAY)
-----------------------------------------------------------------
Shareholder Services  1-800/632-2301    5:30 a.m. to 5:00 p.m.
                                        6:30 a.m. to 2:30 p.m.
                                        (Saturday)
Fund Information      1-800/DIAL BEN    5:30 a.m. to 8:00 p.m.
                      (1-800/342-5236)  6:30 a.m. to 2:30 p.m.
                                        (Saturday)
Retirement Plan
Services              1-800/527-2020    5:30 a.m. to 5:00 p.m.
Dealer Services       1-800/524-4040    5:30 a.m. to 5:00 p.m.
Institutional
Services              1-800/321-8563    6:00 a.m. to 5:00 p.m.
TDD (hearing
impaired)             1-800/851-0637    5:30 a.m. to 5:00 p.m.


FOR MORE INFORMATION

You can learn more about the fund in the following documents:

ANNUAL/SEMIANNUAL REPORT TO SHAREHOLDERS

Includes a discussion of recent market conditions and fund strategies, financial statements, detailed performance information, portfolio holdings, and the auditor's report.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

Contains more information about the fund, its investments and policies. It is incorporated by reference (is legally a part of this prospectus).

For a free copy of the current annual/semiannual report or the SAI, please contact your investment representative or call us at the number below.

FRANKLIN(R)TEMPLETON(R)
1-800/DIAL BEN(R) (1-800/342-5236)
TDD (Hearing Impaired) 1-800/851-0637
www.franklintempleton.com


You can also obtain information about the fund by visiting the SEC's Public Reference Room in Washington, D.C. (phone 1-202/942-8090) or the EDGAR Database on the SEC's Internet site at http://www.sec.gov. You can obtain copies of this information, after paying a duplicating fee, by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102 or by electronic request at the following E-mail address: publicinfo@sec.gov.


Investment Company Act file #811-6243




FRANKLIN
LARGE CAP VALUE FUND

FRANKLIN VALUE INVESTORS TRUST

CLASS A, B & C

STATEMENT OF ADDITIONAL INFORMATION
JUNE 1, 2000

[Insert Franklin Templeton Ben Head]

P.O. BOX 997151, SACRAMENTO, CA 95899-9983 1-800/DIAL BEN(R)
-------------------------------------------------------------------

This Statement of Additional Information (SAI) is not a prospectus. It contains information in addition to the information in the fund's prospectus. The fund's prospectus, dated June 1, 2000, which we may amend from time to time, contains the basic information you should know before investing in the fund. You should read this SAI together with the fund's prospectus.

For a free copy of the current prospectus or annual report, contact your investment representative or call 1-800/DIAL BEN (1-800/342-5236).

CONTENTS
Goal and Strategies ...................
Risks .................................
Officers and Trustees .................
Management and Other Services .........
Portfolio Transactions ................
Distributions and Taxes ...............
Organization, Voting Rights
 and Principal Holders ................
Buying and Selling Shares .............
Pricing Shares ........................
The Underwriter .......................
Performance ...........................
Miscellaneous Information .............
Description of Ratings ................

-------------------------------------------------------------------
MUTUAL FUNDS, ANNUITIES, AND OTHER INVESTMENT PRODUCTS:

o  ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE
   CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF
   THE U.S. GOVERNMENT;

o  ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR
   ENDORSED BY, ANY BANK;

o  ARE SUBJECT TO INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS
   OF PRINCIPAL.
-------------------------------------------------------------------


GOAL AND STRATEGIES
-------------------------------------------------------------------

The fund's investment goal is long-term capital appreciation. This goal is fundamental, which means it may not be changed without shareholder approval.

The fund tries to achieve its goal by investing at least 80% of its total assets in undervalued equity securities of large capitalization companies that are similar in size to those in the Russell 1000 Value Index, at the time of purchase. The securities the fund may invest in include common and preferred stocks, warrants, secured and unsecured bonds, and notes.

The fund's manager may take into account a variety of factors in order to determine whether to buy or hold securities, including: low price to earnings ratio relative to the market, their industry group, or earnings growth; low price relative to book value, cash flow, or sales; valuable franchises, patents, trademarks, trade names, distribution channels or market share for particular products or services, tax loss carryforwards, or other intangibles that may not be reflected in stock prices; ownership of understated or underutilized tangible assets such as land, timber or minerals; underutilized cash or investment assets; and unusually high current income. These criteria and others, alone and in combination, may identify companies that are attractive to financial or strategic acquirers (i.e., takeover candidates) or companies that have suffered sharp price declines (fallen angels) but, in the manager's opinion, still have significant potential. Purchases may include companies in cyclical businesses, turnarounds and companies emerging from bankruptcy. Purchase decisions may also be influenced by income, company stock buy-backs, and insider purchases and sales.

The following is a description of the various types of securities the fund may buy.

EQUITY SECURITIES generally entitle the holder to participate in a company's general operating results. The purchaser of an equity security typically receives an ownership interest in the company as well as certain voting rights. The owner of an equity security may participate in a company's success through the receipt of dividends, which are distributions of earnings by the company to its owners. Equity security owners may also participate in a company's success or lack of success through increases or decreases in the value of the company's shares as traded in the public trading market for such shares. Equity securities generally take the form of common stock or preferred stock, as well as securities convertible into common stocks. Preferred stockholders typically receive greater dividends but may receive less appreciation than common stockholders and may have greater voting rights as well. Equity securities may also include convertible securities, warrants, or rights. Warrants or rights give the holder the right to buy a common stock at a given time for a specified price.

WARRANTS A warrant is typically a long-term option issued by a corporation that gives the holder the privilege of buying a specified number of shares of the underlying common stock at a specified exercise price at any time on or before an expiration date. Stock index warrants entitle the holder to receive, upon exercise, an amount in cash determined by reference to fluctuations in the level of a specified stock index. If the fund does not exercise or dispose of a warrant prior to its expiration, it will expire worthless. Further, the fund does not intend to invest directly in warrants (valued at the lower of cost or market) in excess of 5% of the value of the fund's net assets. No more than 2% of the value of the fund's net assets may be invested in warrants (valued at the lower of cost or market) that are not listed on the New York or American Stock Exchange.

FOREIGN SECURITIES The fund may invest in foreign securities if these investments are consistent with the fund's investment goal. The fund may also buy the securities of foreign issuers directly in foreign markets, and may buy the securities of issuers in developing nations. Although the fund may invest up to 25% of total assets in foreign securities, it currently intends to limit its investment in foreign securities to no more than 10% of its total assets. Please see "Risks - Foreign securities risk" for more information.

DEPOSITARY RECEIPTS Many securities of foreign issuers are represented by American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs), and European Depositary Receipts (EDRs) (collectively, depositary receipts). ADRs evidence ownership of, and represent the right to receive, securities of foreign issuers deposited in a domestic bank or trust company or a foreign correspondent bank. EDRs and GDRs are typically issued by foreign banks or trust companies, although they also may be issued by U.S. banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a U.S. corporation. Generally, depositary receipts in registered form are designed for use in the U.S. securities market and depositary receipts in bearer form are designed for use in securities markets outside the U.S. Please see "Risks - Depositary receipts risk" for more information.

Prices of ADRs are quoted in U.S. dollars, and ADRs are traded in the U.S. on exchanges or over-the-counter. While ADRs do not eliminate all the risk associated with foreign investments, by investing in ADRs rather than directly in the stock of foreign issuers, the fund will avoid currency risks during the settlement period for either purchases or sales. In general, there is a large, liquid market in the U.S. for ADRs quoted on a national securities exchange or on Nasdaq. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the U.S. market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers may be subject. EDRs and GDRs may not necessarily be denominated in the same currency as the underlying securities into which they may be converted.

Depositary receipts may be issued under sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities traded in the form of depositary receipts. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program. Accordingly, there may be less information available regarding issuers of securities underlying unsponsored programs and there may not be a correlation between this information and the market value of the depositary receipts.

DEBT SECURITIES represent an obligation of the issuer to repay a loan of money to it, and generally, provide for the payment of interest. These include bonds, notes and debentures; commercial paper; time deposits; and bankers' acceptances. A debt security typically has a fixed payment schedule that obligates the issuer to pay interest to the lender and to return the lender's money over a certain time period. A company typically meets its payment obligations associated with its outstanding debt securities before it declares and pays any dividend to holders of its equity securities. Bonds, notes, debentures, and commercial paper differ in the length of the issuer's payment schedule, with bonds carrying the longest repayment schedule and commercial paper the shortest.

The market value of debt securities generally varies in response to changes in interest rates and the financial condition of each issuer. During periods of declining interest rates, the value of debt securities generally increases. Conversely, during periods of rising interest rates, the value of such securities generally declines. These changes in market value will be reflected in the fund's net asset value per share.

LOWER RATED SECURITIES The fund may invest up to 25% of its total assets in lower rated, fixed-income and convertible securities (those rated BB or lower by Standard & Poor's Ratings Group (S&P(R)) or Ba or lower by Moody's Investors Service, Inc. (Moody's)) and unrated securities of comparable quality, that the manager believes possess intrinsic values in excess of the current market prices of those securities. Lower rated bonds are commonly called "junk bonds." Lower rated securities are considered by S&P(R), on balance, to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation, and they generally involve more credit risk than securities in the higher rating categories. Lower rated securities in which the fund may invest include securities rated D, the lowest rating category of S&P(R), or unrated securities of comparable quality. Debt obligations rated D are in default and the payment of interest and/or repayment of principal is in arrears.

ZERO COUPON SECURITIES AND PAY-IN-KIND BONDS Zero coupon or deferred interest securities are debt obligations that do not entitle the holder to any periodic payments of interest before maturity or a specified date when the securities begin paying current interest (the cash payment date) and therefore are generally issued and traded at a discount from their face amounts or par value. The discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. The discount, in the absence of financial difficulties of the issuer, typically decreases as the final maturity or cash payment date of the security approaches. The market prices of zero coupon securities are generally more volatile than the market prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do non-zero coupon or deferred interest securities having similar maturities and credit quality. Current federal income tax law requires that a holder of a zero coupon security report as income each year the portion of the original issue discount on the security that accrues that year, even though the holder receives no cash payments of interest during the year.

Pay-in-kind bonds are securities that pay interest through the issuance of additional bonds. The fund will be deemed to receive interest over the life of the bonds and be treated as if interest were paid on a current basis for federal income tax purposes, although no cash interest payments are received by the fund until the cash payment date or until the bonds mature.

TRADE CLAIMS Trade claims are bought from creditors of companies in financial difficulty who seek to reduce the number of debt obligations they are owed. Such trade creditors generally sell their claims in an attempt to improve their balance sheets and reduce uncertainty regarding payments. For buyers, trade claims offer the potential for profits since they are often purchased at a significantly discounted value and, consequently, have the potential for higher income and capital appreciation should the debt issuer's financial position improve. Trade claims are generally liquid, as there is a secondary market, but the Board of Trustees will monitor their liquidity. An investment in trade claims is speculative and there can be no guarantee that the debt issuer will ever be able to satisfy the obligation. Further, trading in trade claims is not regulated by federal securities laws but primarily by bankruptcy and commercial laws. Because trade claims are unsecured obligations, holders may have a lower priority than secured or preferred creditors. At the present time, however, the fund intends to limit these investments to no more than 5% of its net assets.

STRUCTURED NOTES The fund may invest up to 5% of its total assets in structured notes. Structured notes entitle their holders to receive some portion of the principal or interest payments that would be due on traditional debt obligations. A zero coupon bond, which is the right to receive only the principal portion of a debt security, is a simple form of structured note. A structured note's performance or value may be linked to a change in return, interest rate, or value at maturity of the change in an identified or "linked" equity security, currency, interest rate, index or other financial indicator. The holder's right to receive principal or interest payments on a structured note may also vary in timing or amount, depending on changes in certain rates of interest or other external events.

LOAN PARTICIPATIONS Through a loan participation, the fund can buy from a lender a portion of a larger loan that it has made to a borrower. By buying loan participations, the fund may be able to acquire interests in loans from financially strong borrowers that the fund could not otherwise acquire. These instruments are typically interests in floating or variable rate senior loans to U.S. corporations, partnerships, and other entities. Generally, loan participations are sold without guarantee or recourse to the lending institution and are subject to the credit risks of both the borrower and the lending institution. While loan participations generally trade at par value, if the borrowers have credit problems, some may sell at discounts. To the extent the borrower's credit problems are resolved, the loan participations may then appreciate in value. These loan participations, however, carry substantially the same risk as that for defaulted debt obligations and may cause loss of the entire investment. Most loan participations are illiquid and therefore will be included in the fund's limitation on illiquid investments.

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES The fund may invest in mortgage-backed securities, including collateralized mortgage obligations, which represent direct or indirect participation in, or are collateralized by and payable from, mortgage loans secured by real property. In addition, the fund may buy asset-backed securities, which represent participation in, or are secured by and payable from, assets such as motor vehicle installment sale contracts, installment loan contracts, leases of various types of real and personal property, receivables from revolving credit (credit card) agreements and other categories of receivables. These securities are generally issued by trusts and special purpose corporations.

CONVERTIBLE SECURITIES The fund may invest in convertible securities; these investments will be less than 25% of its total assets. A convertible security is generally a debt obligation or preferred stock that may be converted within a specified period of time into a certain amount of common stock of the same or a different issuer. A convertible security provides a fixed-income stream and the opportunity, through its conversion feature, to participate in the capital appreciation resulting from a market price advance in its underlying common stock. As with a straight fixed-income security, a convertible security tends to increase in market value when interest rates decline and decrease in value when interest rates rise. Like a common stock, the value of a convertible security also tends to increase as the market value of the underlying stock rises, and it tends to decrease as the market value of the underlying stock declines. Because its value can be influenced by both interest rate and market movements, a convertible security is not as sensitive to interest rates as a similar fixed-income security, nor is it as sensitive to changes in share price as its underlying stock.

A convertible security is usually issued either by an operating company or by an investment bank. When issued by an operating company, a convertible security tends to be senior to common stock, but subordinate to other types of fixed-income securities issued by that company. When a convertible security issued by an operating company is "converted," the operating company often issues new stock to the holder of the convertible security but, if the parity price of the convertible security is less than the call price, the operating company may pay out cash instead of common stock. If the convertible security is issued by an investment bank, the security is an obligation of and is convertible through the issuing investment bank.

The issuer of a convertible security may be important in determining the security's true value. This is because the holder of a convertible security will have recourse only to the issuer. In addition, a convertible security may be subject to redemption by the issuer, but only after a specified date and under circumstances established at the time the security is issued.

While the fund uses the same criteria to rate a convertible debt security that it uses to rate a more conventional debt security, a convertible preferred stock is treated like a preferred stock for the fund's financial reporting, credit rating, and investment limitation purposes. A preferred stock is subordinated to all debt obligations in the event of insolvency, and an issuer's failure to make a dividend payment is generally not an event of default entitling the preferred shareholder to take action. A preferred stock generally has no maturity date, so that its market value is dependent on the issuer's business prospects for an indefinite period of time. In addition, distributions from preferred stock are dividends, rather than interest payments, and are usually treated as such for corporate tax purposes.

ENHANCED CONVERTIBLES The fund may invest in convertible preferred stocks that offer enhanced yield features, such as Preferred Equity Redemption Cumulative Stocks (PERCS), which provide an investor, such as the fund, with the opportunity to earn higher dividend income than is available on a company's common stock. PERCS are preferred stocks that generally feature a mandatory conversion date, as well as a capital appreciation limit, which is usually expressed in terms of a stated price. Most PERCS expire three years from the date of issue, at which time they are convertible into common stock of the issuer. PERCS are generally not convertible into cash at maturity. Under a typical arrangement, after three years PERCS convert into one share of the issuer's common stock if the issuer's common stock is trading at a price below that set by the capital appreciation limit, and into less than one full share if the issuer's common stock is trading at a price above that set by the capital appreciation limit. The amount of that fractional share of common stock is determined by dividing the price set by the capital appreciation limit by the market price of the issuer's common stock. PERCS can be called at any time prior to maturity, and hence do not provide call protection. If called early, however, the issuer must pay a call premium over the market price to the investor. This call premium declines at a preset rate daily, up to the maturity date.

The fund may also invest in other enhanced convertible securities. These include but are not limited to ACES (Automatically Convertible Equity Securities), PEPS (Participating Equity Preferred Stock), PRIDES (Preferred Redeemable Increased Dividend Equity Securities), SAILS (Stock Appreciation Income Linked Securities), TECONS (Term Convertible Notes), QICS (Quarterly Income Cumulative Securities), and DECS (Dividend Enhanced Convertible Securities). ACES, PEPS, PRIDES, SAILS, TECONS, QICS, and DECS all have the following features: they are issued by the company, the common stock of which will be received in the event the convertible preferred stock is converted, unlike PERCS they do not have a capital appreciation limit, they seek to provide the investor with high current income with some prospect of future capital appreciation, they are typically issued with three to four-year maturities, they typically have some built-in call protection for the first two to three years, investors have the right to convert them into shares of common stock at a preset conversion ratio or hold them until maturity, and upon maturity they will automatically convert to either cash or a specified number of shares of common stock.

Similarly, there may be enhanced convertible debt obligations issued by the operating company, whose common stock is to be acquired in the event the security is converted, or by a different issuer, such as an investment bank. These securities may be identified by names such as ELKS (Equity Linked Securities) or similar names. Typically they share most of the salient characteristics of an enhanced convertible preferred stock but will be ranked as senior or subordinated debt in the issuer's corporate structure according to the terms of the debt indenture. There may be additional types of convertible securities not specifically referred to herein that may be similar to those described above in which the fund may invest, consistent with its goal and policies.

An investment in an enhanced convertible security or any other security may involve additional risks to the fund. The fund may have difficulty disposing of such securities because there may be a thin trading market for a particular security at any given time. Reduced liquidity may have an adverse impact on market price and the fund's ability to dispose of particular securities, when necessary, to meet the fund's liquidity needs or in response to a specific economic event, such as the deterioration in the creditworthiness of an issuer. Reduced liquidity in the secondary market for certain securities may also make it more difficult for the fund to obtain market quotations based on actual trades for purposes of valuing the fund's portfolio. The fund, however, intends to acquire liquid securities, though there can be no assurances that this will be achieved.

SYNTHETIC CONVERTIBLES The fund may invest a portion of its assets in "synthetic convertible" securities. A synthetic convertible is created by combining distinct securities that together possess the two principal characteristics of a true convertible security, i.e., fixed income and the right to acquire the underlying equity security. This combination is achieved by investing in nonconvertible fixed-income securities and in warrants or stock or stock index call options that grant the holder the right to purchase a specified quantity of securities within a specified period of time at a specified price or to receive cash in the case of stock index options. Synthetic convertible securities are generally not considered to be "equity securities" for purposes of the fund's investment policy regarding those securities.

Synthetic convertible securities differ from the true convertible security in several respects. The value of a synthetic convertible is the sum of the values of its fixed-income component and its convertibility component. Thus, the values of a synthetic convertible and a true convertible security will respond differently to market fluctuations. Further, although the manager expects normally to create synthetic convertibles whose two components represent one issuer, the character of a synthetic convertible allows the fund to combine components representing distinct issuers, or to combine a fixed-income security with a call option on a stock index, when the manager determines that such a combination would better promote the fund's investment goal. In addition, the component parts of a synthetic convertible security may be purchased simultaneously or separately; and the holder of a synthetic convertible faces the risk that the price of the stock, or the level of the market index underlying the convertibility component will decline.

SHORT-SELLING In a short sale, the fund sells a security it does not own in anticipation of a decline in the market value of that security. The security sold must be listed on a national exchange. To complete the transaction, the fund must borrow the security to make delivery to the buyer. The fund then is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at this time may be more or less than the price at which the security was sold by the fund. Until the security is replaced, the fund is required to pay to the lender any dividends or interest that accrue during the period of the loan. To borrow the security, the fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.

The fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the fund replaces the borrowed security. The fund will realize a gain if the security declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the fund may be required to pay in connection with a short sale.

In addition to the short sales discussed above, the fund may also make short sales "against the box." A short sale is "against the box" to the extent that the fund contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short. The fund at no time will have more than 15% of the value of its net assets in deposits on short sales against the box.

No securities will be sold short if, after the sale, the total market value of all the fund's open short positions, including short sales against the box, would exceed 25% of the value of the fund's net assets. In addition, short sales of the securities of any one issuer may not exceed the lesser of 2% of the fund's net assets or 2% of the securities of any class of the issuer.

The fund will place in a segregated account with its custodian bank an amount of cash or U.S. government securities equal to the difference between (a) the market value of the securities sold short at the time they were sold short and
(b) any cash or U.S. government securities required to be deposited as collateral with the broker in connection with the short sale (not including the proceeds from the short sale). This segregated account will be marked-to-market daily, provided that at no time will the amount deposited in it plus the amount deposited with the broker as collateral be less than the market value of the securities at the time they were sold short.

DERIVATIVE SECURITIES Although the fund has no present intention of investing in the following, it has the authority to enter into options, futures and options on futures, which are generally considered "derivative securities."

OPTIONS The fund may write (sell) covered call options on any of the securities it owns that are listed for trading on a national securities exchange, and it may also buy listed call and put options on securities and securities indices for portfolio hedging purposes. The fund may also write covered call options and buy put options that are traded over-the-counter (OTC). The fund will not invest in any stock options or stock index options, other than hedging or covered positions, if the option premiums paid on its open positions exceed 5% of the value of the fund's total assets.

CALL OPTIONS Call options are short-term contracts (generally having a duration of nine months or less) that give the buyer of the option the right to buy, and obligate the writer to sell, the underlying security at the exercise price at any time during the option period, regardless of the market price of the underlying security. The buyer of an option pays a cash premium that typically reflects, among other things, the relationship of the exercise price to the market price and the volatility of the underlying security, the remaining term of the option, supply and demand factors, and interest rates.

A call option written by the fund is "covered" if the fund owns or has an absolute right (such as by conversion) to the underlying security covered by the call. A call option is also covered if the fund holds a call on the same security and in the same principal amount as the call written and the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the fund in cash, government securities or other high grade debt obligations in a segregated account with its custodian bank.

PUT OPTIONS The fund may also buy put options on common stock that it owns or may acquire them through the conversion or exchange of other securities to protect against a decline in the market value of the underlying security or to protect the unrealized gain in an appreciated security in its portfolio without actually selling the security. A put option gives the holder the right to sell the underlying security at the option exercise price at any time during the option period. The fund may pay for a put either separately or by paying a higher price for securities that are purchased subject to a put, thus increasing the cost of the securities and reducing the yield otherwise available from the same securities.

In the case of put options, any gain realized by the fund will be reduced by the amount of the premium and transaction costs it paid and may be offset by a decline in the value of its portfolio securities. If the value of the underlying stock exceeds the exercise price (or never declines below the exercise price), the fund may suffer a loss equal to the amount of the premium it paid plus transaction costs. Subject to the same risks, the fund may also close out its option positions before they expire by entering into a closing purchase transaction.

OPTIONS ON INDICES Options on securities indices are similar to options on securities except, rather than the right to buy or sell particular securities at a specified price, options on a securities index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying stock index is greater than (or less than, in the case of a put) the exercise price of the option. The cash received is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars, multiplied by a specified number. Thus, unlike options on individual securities, all settlements are in cash, and gain or loss depends on price movements in the stock market generally (or in a particular industry or segment of the market) rather than on price movements in individual securities.

The writer of an option may have no control over when the underlying securities must be sold, in the case of a call option, since the writer may be assigned an exercise notice at any time prior to the termination of the obligation. Whether or not an option expires unexercised, the writer retains the amount of the premium paid by the purchaser of the option. The amount reflects, among other things, the relationship of the exercise price to the market price and volatility of the underlying security, the remaining term of the option, supply and demand and interest rates. This amount may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer experiences a profit or loss from the sale of the underlying security.

The writer of an option that wants to terminate its obligation may effect a "closing purchase transaction." This is done by buying an option of the same series as the option previously written which will cancel the writer's position by the clearing corporation. A writer may not effect a closing purchase transaction, however, after being notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate its position by effecting a "closing sale transaction." This is done by selling an option of the same series as the option previously purchased. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.

Effecting a closing transaction in the case of a written call option will permit the fund to write another call option on the underlying security with either a different exercise price or expiration date or both. In addition, effecting a closing transaction will permit the cash or proceeds from the sale of any securities subject to the option to be used for other fund investments. If the fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction prior to or at the same time as the sale of the security.

The fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option. The fund will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option or is less than the premium paid to purchase the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the fund.

The fund may purchase call options on securities it intends to purchase to limit the risk of a substantial increase in the market price of the security or on securities indices. The fund may also purchase call options on securities held in its portfolio and on which it has written call options. Prior to its expiration, a call option may be sold in a closing sale transaction. Profit or loss from such a sale will depend on whether the amount received is more or less than the premium paid for the call option plus any related transaction costs.

The fund may also purchase put options on securities and securities indices and enter into closing sale transactions with respect to such options, exercise them or permit them to expire. The fund may purchase a put option on an underlying security (a "protective put") owned by the fund as a hedging technique in order to protect against an anticipated decline in the value of the security. Such hedge protection is provided only during the life of the put option when the fund, as the holder of the put option, is able to sell the underlying security at the put exercise price, regardless of any decline in the underlying security's market price. For example, a put option may be purchased in order to protect unrealized appreciation of a security when the investment manager deems it desirable to continue to hold the security because of tax considerations. The premium paid for the put option and any transaction costs would reduce any capital gain otherwise available for distribution when the security is eventually sold.

The fund's investment in options and certain securities transactions involving actual or deemed short sales may be limited by the requirements of the Internal Revenue Code for qualification as a regulated investment company and are subject to special tax rules that may affect the amount, timing, and character of distributions to shareholders. These securities require the application of complex and special tax rules and elections. For more information, please see "Distributions and Taxes" below.

FORWARD CONVERSIONS In a forward conversion, the fund buys securities and writes call options and buys put options on such securities. By purchasing puts, the fund protects the underlying security from depreciation in value. By selling or writing calls on the same security, the fund receives premiums which may offset part or all of the cost of purchasing the puts while foregoing the opportunity for appreciation in the value of the underlying security. The fund will not exercise a put it has purchased while a call option on the same security is outstanding.

Although it is generally intended that the exercise price of put and call options would be identical, situations might occur in which some option positions are acquired with different exercise prices. Therefore, the fund's return may depend in part on movements in the price of the underlying security.

SPREAD AND STRADDLE OPTIONS TRANSACTIONS In "spread" transactions, the fund buys and writes a put or buys and writes a call on the same underlying security with the options having different exercise prices and/or expiration dates. In "straddles," the fund purchases or writes combinations of put and call options on the same security. When the fund engages in spread and straddle transactions, it seeks to profit from differentials in the option premiums paid and received and in the market prices of the related options positions when they are closed out or sold. Because these transactions require the fund to buy and/or write more than one option simultaneously, the fund's ability to enter into such transactions and to liquidate its positions when necessary or deemed advisable may be more limited than if the fund was to buy or sell a single option. Similarly, costs incurred by the fund in connection with these transactions will in many cases be greater than if the fund was to buy or sell a single option. The fund intends to limit these transactions to no more than 5% of the fund's net assets.

FUTURES The fund may enter into contracts for the purchase or sale for future delivery of securities, contracts based upon financial indices, and the fund may buy options on such contracts (financial futures). Financial futures contracts are contracts that obligate the long or short holder to take or make delivery of a specified quantity of a financial instrument, such as a security, or the cash value of a securities index during a specified future period at a specified price. A "sale" of a futures contract means the seller has a contractual obligation to deliver the securities described in the contract at a specified price on a specified date. A "purchase" of a futures contract means the buyer has a contractual obligation to acquire the securities described in the contract at a specified price on a specified date. Futures contracts have been designed by exchanges that have been designated "contracts markets" by the Commodity Futures Trading Commission (CFTC) and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. At the present time, the fund intends to limit these investments to no more than 5% of its net assets.

Although futures contracts by their terms call for the actual delivery or acquisition of securities, in most cases the contractual obligation is fulfilled before the date of the contract without having to make or take delivery of the securities. The offsetting of a contractual obligation is accomplished by buying (or selling, as the case may be) on a commodities exchange an identical futures contract calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to take delivery of the securities. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, the fund will incur brokerage fees when it purchases or sells futures contracts.

The fund will not engage in transactions in futures contracts or related options for speculation. The fund will not enter into any stock index future or related option if, immediately thereafter, more than one third (1/3) of the fund's net assets would be represented by futures contracts or related options. In addition, the fund may not buy or sell futures contracts or buy or sell related options if, immediately thereafter, the sum of the amount of margin deposits on its existing futures and related options positions, and premiums paid for related options, would exceed 5% of the market value of the fund's total assets.

The purpose of the acquisition or sale of a futures contract is to attempt to protect the fund from fluctuations in the price of a portfolio security without actually buying or selling the underlying security. To the extent the fund enters into futures contracts or related options, it will deposit in a segregated account with its custodian bank cash or other U.S. Treasury obligations equal to a specified percentage of the value of the futures contract (the initial margin), as required by the relevant contract market and futures commission merchant. The futures contract will be marked-to-market daily. If the value of the futures contract declines relative to the fund's position, the fund will be required to pay the futures commission merchant an amount equal to the change in value.

STOCK INDEX FUTURES CONTRACTS The fund may purchase and sell stock index futures contracts traded on domestic exchanges and, to the extent such contracts have been approved by the CFTC for sale to customers in the U.S., on foreign exchanges. A stock index futures contract obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. Open futures contracts are valued on a daily basis and the fund may be obligated to provide or receive cash reflecting any decline or increase in the contract's value. No physical delivery of the underlying stocks in the index is made in the future.

The fund may sell stock index futures contracts in anticipation of or during a market decline in an attempt to offset the decrease in market value of its securities that might otherwise result. When the fund is not fully invested in stocks and anticipates a significant market advance, it may purchase stock index futures in order to gain rapid market exposure that may offset increases in the cost of common stocks that it intends to purchase.

FUTURE DEVELOPMENTS The fund may take advantage of opportunities in the area of options and futures contracts and any other derivative investments that are not presently contemplated for use by the fund or that are not currently available but which may be developed, to the extent such opportunities are both consistent with the fund's investment goal and legally permissible for the fund. Prior to investing in any such investment vehicle, the fund will supplement its prospectus, if appropriate.

REPURCHASE AGREEMENTS The fund generally will have a portion of its assets in cash or cash equivalents for a variety of reasons, including waiting for a special investment opportunity or taking a defensive position. To earn income on this portion of its assets, the fund may enter into repurchase agreements. Under a repurchase agreement, the fund agrees to buy securities guaranteed as to payment of principal and interest by the U.S. government or its agencies from a qualified bank or broker-dealer and then to sell the securities back to the bank or broker-dealer after a short period of time (generally, less than seven days) at a higher price. The bank or broker-dealer must transfer to the fund's custodian securities with an initial market value of at least 102% of the dollar amount invested by the fund in each repurchase agreement. The manager will monitor the value of such securities daily to determine that the value equals or exceeds the repurchase price.

Repurchase agreements may involve risks in the event of default or insolvency of the bank or broker-dealer, including possible delays or restrictions upon the fund's ability to sell the underlying securities. The fund will enter into repurchase agreements only with parties who meet creditworthiness standards, i.e., banks or broker-dealers that the manager has determined present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase transaction.

LOANS OF PORTFOLIO SECURITIES To generate additional income, the fund may lend certain of its portfolio securities to qualified securities dealers or other institutional investors. Such loans may not exceed 25% of the value of the fund's total assets, measured at the time of the most recent loan. For each loan, the borrower must maintain with the fund's custodian collateral (consisting of any combination of cash, securities issued by the U.S. government and its agencies and instrumentalities, or irrevocable letters of credit) with a value at least equal to 100% of the current market value of the loaned securities. The fund retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. The fund also continues to receive any distributions paid on the loaned securities. The fund may terminate a loan at any time and obtain the return of the securities loaned within the normal settlement period for the security involved.

Where voting rights with respect to the loaned securities pass with the lending of the securities, the manager intends to call the loaned securities to vote proxies, or to use other practicable and legally enforceable means to obtain voting rights, when the manager has knowledge that, in its opinion, a material event affecting the loaned securities will occur or the manager otherwise believes it necessary to vote. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral in the event of default or insolvency of the borrower.

The fund will loan its securities only to parties who meet creditworthiness standards approved by the fund's board of trustees, i.e., banks or broker-dealers that the manager has determined present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the loan.

ILLIQUID INVESTMENTS The fund may invest up to 15% of its net assets in illiquid securities. Illiquid securities are generally securities that cannot be sold within seven days in the normal course of business at approximately the amount at which the fund has valued them.

RESTRICTED SECURITIES Some of the securities the fund buys are considered "restricted securities." The fund's investment in restricted securities may not exceed 15% of its net assets. Restricted securities are securities with legal or contractual restrictions on resale, including securities that are not registered under the Securities Act of 1933, as amended (1933 Act). Securities not registered under the 1933 Act may not be sold without first being registered, unless there is an available exemption under the 1933 Act. Normally the costs of registering these securities is borne by the issuer. Restricted securities involve certain risks, including the risk that a secondary market may not exist when a holder wants to sell them.

In addition, the price and valuation of these securities may reflect a discount because they are perceived as having less liquidity than similar securities that are not restricted.

As with other securities in the fund's portfolio, if no readily available market quotations exist for restricted securities, they will be valued at fair value in accordance with procedures adopted by the board of trustees. If the fund suddenly has to sell restricted securities, time constraints or a lack of interested, qualified buyers may prevent the fund from receiving the carrying value of the securities at the time of the sale. Alternatively, the manager may sell unrestricted securities it might have retained if the fund had only held unrestricted securities.

TEMPORARY INVESTMENTS In anticipation of and during temporary defensive periods or when investments of the type in which the fund intends to invest are not available at prices that the manager believes are attractive, the fund may invest up to 100% of its total assets in: (1) securities of the U.S. government and certain of its agencies and instrumentalities that mature in one year or less from the date of purchase, including U.S. Treasury bills, notes and bonds, and securities of the Government National Mortgage Association, the Federal Housing Administration and other agency or instrumentality issues or guarantees that are supported by the full faith and credit of the U.S. government; (2) obligations issued or guaranteed by other U.S. government agencies or instrumentalities, some of which are supported by the right of the issuer to borrow from the U.S. government (e.g., obligations of the Federal Home Loan Banks) and some of which are backed by the credit of the issuer itself (e.g., obligations of the Student Loan Marketing Association); (3) bank obligations, including negotiable or non-negotiable CDs (subject to the 10% aggregate limit on the fund's investment in illiquid securities), letters of credit and bankers' acceptances, or instruments secured by these types of obligations, issued by banks and savings institutions that are subject to regulation by the U.S. government, its agencies or instrumentalities and that have assets of over $1 billion, unless these types of obligations are guaranteed by a parent bank that has total assets in excess of $5 billion; (4) commercial paper considered by the manager to be of high quality, which must be rated within the two highest rating categories by S&P(R) or Moody's or, if unrated, issued by a company having an outstanding debt issue rated at least AA by S&P(R) or Aa by Moody's; and (5) corporate obligations including, but not limited to, corporate notes, bonds and debentures considered by the manager to be high grade or that are rated within the two highest rating categories by S&P or Moody's.

INVESTMENT RESTRICTIONS The fund has adopted the following restrictions as fundamental policies. This means they may only be changed if the change is approved by (i) more than 50% of the fund's outstanding shares or (ii) 67% or more of the fund's shares present at a shareholder meeting if more than 50% of the fund's outstanding shares are represented at the meeting in person or by proxy, whichever is less.

The fund MAY NOT:


1. Borrow money, except that the fund may borrow money from banks or affiliated investment companies to the extent permitted by the 1940 Act, or any exemptions therefrom which may be granted by the U.S. Securities and Exchange Commission, or for temporary or emergency purposes and then in an amount not exceeding 33-1/3% of the value of the fund's total assets (including the amount borrowed);

2. Act as an underwriter except to the extent the fund may be deemed to be an underwriter when disposing of securities it owns or when selling its own shares;

3. Make loans to other persons except (a) through the lending of its portfolio securities, (b) through the purchase of debt securities, loan participations and/or engaging in direct corporate loans in accordance with its investment goals and policies, and (c) to the extent the entry into a repurchase agreement is deemed to be a loan. The fund may also make loans to affiliated investment companies to the extent permitted by the 1940 Act or any exemptions therefrom which may be granted by the U.S. Securities and Exchange Commission;

4. Purchase or sell real estate and commodities, except that the fund may purchase or sell securities of real estate investment trusts, may purchase or sell currencies, may enter into futures contracts on securities, currencies, and other indices or any other financial instruments, and may purchase and sell options on such futures contracts;

5. Issue securities senior to the fund's presently authorized shares of beneficial interest, except that this restriction shall not be deemed to prohibit the fund from (a) making any permitted borrowings, loans, mortgages or pledges, (b) entering into options, futures contracts, forward contracts, repurchase transactions or reverse repurchase transactions, or (c) making short sales of securities to the extent permitted by the 1940 Act and any rule or order thereunder, or SEC staff interpretations thereof;

6. Purchase the securities of any one issuer (other than the U.S. government or any of its agencies or instrumentalities or securities of other investment companies) if immediately after such investment (a) more than 5% of the value of the fund's total assets would be invested in such issuer or (b) more than 10% of the outstanding voting securities of such issuer would be owned by the fund, except that up to 25% of the value of such fund's total assets may be invested without regard to such 5% and 10% limitations;

7. Invest more than 25% of the fund's assets (at the time of the most recent investment) in any industry, except that all or substantially all of the assets of the fund may be invested in another registered investment company having the same investment goal and policies as the fund.

The fund presently has the following additional restriction, which is not fundamental and may be changed without shareholder approval.

The fund MAY NOT: (1) pledge, mortgage or hypothecate its assets as securities for loans, nor to engage in joint or joint and several trading accounts insecurities, except that it may: (i) participate in joint repurchase arrangements; (ii) invest in shares of one or more money market funds managed by Franklin Advisers, Inc. or its affiliates, to the extent permitted by exemptions granted under the 1940 Act; or (iii) combine orders to buy or sell with orders from other persons to obtain lower brokerage commissions.


If a bankruptcy or other extraordinary event occurs concerning a particular security the fund owns, the fund may receive stock, real estate, or other investments that the fund would not, or could not, buy. If this happens, the fund intends to sell such investments as soon as practicable while maximizing the return to shareholders.

Generally, the policies and restrictions discussed in this SAI and in the prospectus apply when the fund makes an investment. In most cases, the fund is not required to sell a security because circumstances change and the security no longer meets one or more of the fund's policies or restrictions. If a percentage restriction or limitation is met at the time of investment, a later increase or decrease in the percentage due to a change in the value or liquidity of portfolio securities will not be considered a violation of the restriction or limitation.

RISKS
-------------------------------------------------------------------

There is no assurance that the fund will meet its investment goal. Investments in securities that have potential to increase in value may be subject to a greater degree of risk and may be more volatile than other types of investments.

The value of your shares will increase as the value of the securities owned by the fund increases and will decrease as the value of the fund's investments decrease. In this way, you participate in any change in the value of the securities owned by the fund. In addition to the factors that affect the value of any particular security that the fund owns, the value of fund shares may also change with movements in the stock market as a whole.

VALUE INVESTING RISK The fund will invest principally in the securities of companies believed by the manager to be undervalued. Securities of a company may be undervalued as a result of overreaction by investors to unfavorable news about a company, industry or the stock market in general or as a result of a market decline, poor economic conditions, tax-loss selling or actual or anticipated unfavorable developments affecting a company. Often these companies are attempting to recover from business setbacks or adverse events (turnarounds), cyclical downturns, or, in certain cases, bankruptcy.

Cyclical stocks in which the fund may invest tend to increase in value more quickly during economic upturns than non-cyclical stocks, but they also tend to lose value more quickly in economic downturns. As with all investments, there is always the possibility when investing in these securities that the manager may be incorrect in its assessment of a particular industry or company or that the manager may not buy these securities at their lowest possible prices or sell them at their highest.

When the fund buys securities of companies emerging from bankruptcy, it may encounter risks that do not exist with other investments. Companies emerging from bankruptcy may have some difficulty retaining customers and suppliers who prefer transacting with solvent organizations. If new management is installed in a company emerging from bankruptcy, the management may be considered untested; if the existing management is retained, the management may be considered incompetent. Further, even when a company has emerged from bankruptcy with a lower level of debt, it may still retain a relatively weak balance sheet. During economic downturns these companies may not have sufficient cash flow to pay their debt obligations and may also have difficulty finding additional financing. In addition, reduced liquidity in the secondary market may make it difficult for the fund to sell the securities or to value them based on actual trades.

The fund's policy of investing in securities that may be out of favor, including turnarounds, cyclical stocks and companies emerging from bankruptcy, companies reporting poor earnings, and companies whose share prices have declined sharply or that are not widely followed, differs from the approach followed by many other mutual funds. The manager believes, however, that these securities may provide a greater total investment return than securities whose prices appear to reflect anticipated favorable developments.

FOREIGN SECURITIES RISK The value of foreign (and U.S.) securities is affected by general economic conditions and individual company and industry earnings prospects. While foreign securities may offer significant opportunities for gain, they also involve additional risks that can increase the potential for losses in the fund. These risks can be significantly greater for investments in emerging markets. Investments in depositary receipts also involve some or all of the risks described below. You should consider carefully the substantial risks involved in securities of companies of foreign nations, which are in addition to the usual risks inherent in domestic investments.

There is the possibility of cessation of trading on national exchanges, expropriation, nationalization of assets, confiscatory or punitive taxation, withholding and other foreign taxes on income or other amounts, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), restrictions on removal of assets, political or social instability, or diplomatic developments that could affect investments in securities of issuers in foreign nations.

There may be less publicly available information about foreign companies comparable to the reports and ratings published about companies in the U.S. Foreign companies are not generally subject to uniform accounting or financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to U.S. companies. The fund, therefore, may encounter difficulty in obtaining market quotations for purposes of valuing its portfolio and calculating its net asset value.

Certain countries' financial markets and services are less developed than those in the U.S. or other major economies. In many foreign countries there is less government supervision and regulation of stock exchanges, brokers, and listed companies than in the U.S. Foreign markets have substantially less volume than the New York Stock Exchange and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commission rates in foreign countries, which are generally fixed rather than subject to negotiation as in the U.S., are likely to be higher. Settlement practices may be cumbersome and result in delays that may affect portfolio liquidity. The fund may have greater difficulty voting proxies, exercising shareholder rights, pursuing legal remedies, and obtaining judgments with respect to foreign investments in foreign courts than with respect to domestic issuers in U.S.
courts.

The fund's investments in foreign securities may increase the risks with respect to the liquidity of the fund's portfolio. This could inhibit the fund's ability to meet a large number of shareholder redemption requests in the event of economic or political turmoil in a country in which the fund has a substantial portion of its assets invested or deterioration in relations between the U.S. and the foreign country.

Investments in companies domiciled in developing countries may be subject to potentially higher risks than investments in developed countries. These risks may include (i) less economic stability; (ii) political and social uncertainty (for example, regional conflicts and risk of war); (iii) pervasiveness of corruption and crime; (iv) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (v) delays in settling portfolio transactions; (vi) risk of loss arising out of the system of share registration and custody; (vii) certain national policies that may restrict the fund's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (viii) foreign taxation;
(ix) the absence of developed legal structures governing private or foreign investment or allowing for judicial redress for injury to private property; (x) the absence of a capital market structure or market-oriented economy; and (xi) the possibility that recent favorable economic developments may be slowed or reversed by unanticipated political or social events.

In addition, many countries in which the fund may invest have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain countries. Moreover, the economies of some developing countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency, and balance of payments position.

CURRENCY RISK Some of the fund's investments may be denominated in foreign currencies. Changes in foreign currency exchange rates will affect the value of what the fund owns and the fund's share price. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars.

EURO RISK On January 1, 1999, the European Economic and Monetary Union (EMU) introduced a new single currency called the euro. By July 1, 2002, the euro, which will be implemented in stages, will have replaced the national currencies of the following member countries: Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain.

Currently, the exchange rate of the currencies of each of these countries is fixed to the euro. The euro trades on currency exchanges and is available for non-cash transactions. The participating countries currently issue sovereign debt exclusively in euro. By July 1, 2002, euro-denominated bills and coins will replace the bills and coins of the above countries.

The new European Central Bank has control over each country's monetary policies. Therefore, the participating countries no longer control their own monetary policies by directing independent interest rates for their currencies. The national governments of the participating countries, however, have retained the authority to set tax and spending policies and public debt levels.

It is uncertain how eleven different economies will adjust to a unified monetary system and the loss of exchange rate flexibility. In the first six months of the euro's existence, the exchange rates of the euro versus many of the world's major currencies steadily declined. In this environment, U.S. and other foreign investors experienced erosion of their investment returns on their euro-denominated securities. The transition and the elimination of currency risk among EMU countries may change the economic environment and behavior of investors, particularly in European markets.

While the implementation of the euro could have a negative effect on the fund, the fund's manager and its affiliated service providers are taking steps they believe are reasonably designed to address the euro issue.

DEPOSITARY RECEIPTS RISK Depositary receipts reduce but do not eliminate all the risk inherent in investing in the securities of foreign issuers. To the extent that the fund acquires depositary receipts through banks that do not have a contractual relationship with the foreign issuer of the security underlying the depositary receipt to issue and service such depositary receipts, there may be an increased possibility that the fund would not become aware of and be able to respond to corporate actions such as stock splits or rights offerings involving the foreign issuer in a timely manner.

LOWER RATED SECURITIES RISK Because the fund may invest in securities below investment grade, an investment in the fund is subject to a higher degree of risk than an investment in a fund that invests primarily in higher-quality securities. You should consider the increased risk of loss to principal that is present with an investment in higher risk securities, such as those in which the fund invests. Accordingly, an investment in the fund should not be considered a complete investment program and should be carefully evaluated for its appropriateness in light of your overall investment needs and goals.

The market value of high yield, lower-quality fixed-income securities, commonly known as junk bonds, tends to reflect individual developments affecting the issuer to a greater degree than the market value of higher-quality securities, which react primarily to fluctuations in the general level of interest rates. Lower-quality securities also tend to be more sensitive to economic conditions than higher-quality securities.

Issuers of high yield, fixed-income securities are often highly leveraged and may not have more traditional methods of financing available to them. Therefore, the risk associated with buying the securities of these issuers is generally greater than the risk associated with higher-quality securities. For example, during an economic downturn or a sustained period of rising interest rates, issuers of lower-quality securities may experience financial stress and may not have sufficient cash flow to make interest payments. The issuer's ability to make timely interest and principal payments may also be adversely affected by specific developments affecting the issuer, including the issuer's inability to meet specific projected business forecasts or the unavailability of additional financing.

The risk of loss due to default may also be considerably greater with lower-quality securities because they are generally unsecured and are often subordinated to other creditors of the issuer. If the issuer of a security in the fund's portfolio defaults, the fund may have unrealized losses on the security, which may lower the fund's net asset value. Defaulted securities tend to lose much of their value before they default. Thus, the fund's net asset value may be adversely affected before an issuer defaults. In addition, the fund may incur additional expenses if it must try to recover principal or interest payments on a defaulted security.

High yield, fixed-income securities frequently have call or buy-back features that allow an issuer to redeem the securities from the fund. Although these securities are typically not callable for a period of time, usually for three to five years from the date of issue, if an issuer calls its securities during periods of declining interest rates, the manager may find it necessary to replace the securities with lower-yielding securities, which could result in less net investment income for the fund.

The premature disposition of a high yield security due to a call or buy-back feature, the deterioration of an issuer's creditworthiness, or a default by an issuer may make it more difficult for the fund to manage the timing of its income. Under the Internal Revenue Code and U.S. Treasury regulations, the fund may have to accrue income on defaulted securities and distribute the income to shareholders for tax purposes, even though the fund is not currently receiving interest or principal payments on the defaulted securities. To generate cash to satisfy these distribution requirements, the fund may have to sell portfolio securities that it otherwise may have continued to hold or use cash flows from other sources, such as the sale of fund shares.

Lower-quality, fixed-income securities may not be as liquid as higher-quality securities. Reduced liquidity in the secondary market may have an adverse impact on market price of a security and on the fund's ability to sell a security in response to a specific economic event, such as a deterioration in the creditworthiness of the issuer, or if necessary to meet the fund's liquidity needs. Reduced liquidity may also make it more difficult to obtain market quotations based on actual trades for purposes of valuing the fund's portfolio.

The fund may buy high yield, fixed-income securities that are sold without registration under the federal securities laws and therefore carry restrictions on resale. While many high yielding securities have been sold with registration rights, covenants and penalty provisions for delayed registration, if the fund is required to sell restricted securities before the securities have been registered, it may be deemed an underwriter of the securities under the 1933 Act, which entails special responsibilities and liabilities. The fund may also incur special costs in disposing of restricted securities, although the fund will generally not incur any costs when the issuer is responsible for registering the securities.

The fund may buy high yield, fixed-income securities during an initial underwriting. These securities involve special risks because they are new issues. The manager will carefully review their credit and other characteristics. The fund has no arrangement with its underwriter or any other person concerning the acquisition of these securities.

The high yield securities market is relatively new and much of its growth before 1990 paralleled a long economic expansion. The recession that began in 1990 disrupted the market for high yield securities and adversely affected the value of outstanding securities, as well as the ability of issuers of high yield securities to make timely principal and interest payments. Although the economy has improved and high yield securities have performed more consistently since that time, the adverse effects previously experienced may reoccur. For example, the highly publicized defaults on some high yield securities during 1989 and 1990 and concerns about a sluggish economy that continued into 1993 depressed the prices of many of these securities. While market prices may be temporarily depressed due to these factors, the ultimate price of any security generally reflects the true operating results of the issuer. Factors adversely impacting the market value of high yield securities may lower the fund's net asset value.

The fund relies on the manager's judgment, analysis and experience in evaluating the creditworthiness of an issuer. In this evaluation, the manager takes into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management and regulatory matters.

The risk factors above also apply to lower-quality zero-coupon, deferred interest and pay-in-kind securities. These securities have an additional risk, however, because unlike securities that pay interest throughout the time until maturity, the fund will not receive any cash until the cash payment date. If the issuer defaults, the fund may not obtain any return on its investment.

Zero-coupon or deferred interest securities are debt obligations that make no periodic interest payments before maturity or a specified date when the securities begin paying current interest (the cash payment date), and therefore are generally issued and traded at a discount from their face amount or par value. The discount varies depending on the time remaining until maturity or the cash payment date, as well as prevailing interest rates, liquidity of the security, and the perceived credit quality of the issuer. The discount, in the absence of financial difficulties of the issuer, typically decreases as the final maturity or cash payment date approaches.

The value of zero-coupon securities is generally more volatile than the value of other fixed-income securities that pay interest periodically. Zero-coupon securities are also likely to respond to changes in interest rates to a greater degree than other fixed-income securities having similar maturities and credit quality.

Current federal income tax law requires a holder of a zero-coupon security to report as income each year the portion of original issue discount on the security that accrues that year, even though the holder receives no cash payments of interest during the year. Pay-in-kind securities pay interest by issuing more bonds. The fund is deemed to receive interest over the life of these bonds and is treated as if the interest were paid on a current basis for federal income tax purposes, although the fund does not receive any cash interest payments until maturity or the cash payment date. Accordingly, during times when the fund does not receive any cash interest payments on its zero-coupon, deferred interest or pay-in-kind securities, it may have to sell portfolio securities to meet distribution requirements and these sales may be subject to the risk factors discussed above. The fund is not limited in the amount of its assets that may be invested in these types of securities.

CREDIT RISK Credit risk is the possibility that an issuer will be unable to make interest payments and repay principal. Changes in an issuer's financial strength or in a security's credit rating may affect a security's value and, thus, impact fund performance.

INTEREST RATE RISK To the extent the fund invests in debt securities, changes in interest rates in any country where the fund is invested will affect the value of the fund's portfolio and its share price. When interest rates rise, debt security prices fall. The opposite is also true: debt security prices rise when interest rates fall. In general, securities with longer maturities usually are more sensitive to interest rate changes than securities with shorter maturities. Rising interest rates, which often occur during times of inflation or a growing economy, are likely to have a negative effect on the value of the fund's shares. Of course, interest rates throughout the world have increased and decreased, sometimes very dramatically, in the past. These changes are likely to occur again in the future at unpredictable times.

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES RISK Mortgage-backed and asset-backed securities are often subject to more rapid repayment than their stated maturity dates would indicate because of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying mortgage-backed and asset-backed securities can be expected to accelerate, and thus impair the fund's ability to reinvest the returns of principal at comparable yields. Accordingly, the market value of these securities will vary with changes in market interest rates generally and in yield differentials among various kinds of U.S. government securities and other mortgage-backed and asset-backed securities. Asset-backed securities present certain additional risks that are not presented by mortgage-backed securities because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. There is the possibility that, in some cases, recoveries on repossessed collateral may not be available to support payments on these securities.

REPURCHASE AGREEMENTS RISK The use of repurchase agreements involves certain risks. For example, if the other party to the agreement defaults on its obligation to repurchase the underlying security at a time when the value of the security has declined, the fund may incur a loss upon disposition of the security. If the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the bankruptcy code or other laws, a court may determine that the underlying security is collateral for a loan by the fund not within the control of the fund, and therefore the realization by the fund on the collateral may be automatically stayed. Finally, it is possible that the fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement. While the manager acknowledges these risks, it is expected that if repurchase agreements are otherwise deemed useful to the fund, these risks can be controlled through careful monitoring procedures.

OPTIONS, FUTURES AND OPTIONS ON FUTURES RISK The fund's ability to hedge effectively all or a portion of its securities through transactions in options on stock indices, financial futures and related options depends on the degree to which price movements in the underlying index or underlying securities correlate with price movements in the relevant portion of the fund's portfolio. Inasmuch as these securities will not duplicate the components of the index or such underlying securities, the correlation will not be perfect. Consequently, the fund bears the risk that the prices of the securities being hedged will not move in the same amount as the hedging instrument. It is also possible that there may be a negative correlation between the index or other securities underlying the hedging instrument and the hedged securities that would result in a loss on both such securities and the hedging instrument. Accordingly, successful use by the fund of options on stock indices, financial futures and other options will be subject to the manager's ability to predict correctly movements in the direction of the securities markets generally or in a particular segment. This requires different skills and techniques than predicting changes in the price of individual stocks.

When the fund writes (sells) covered call options, it will receive a cash premium that can be used in whatever way the manager believes is most beneficial to the fund. The risks associated with covered option writing are that in the event of a price increase on the underlying security that would likely trigger the exercise of the call option, the fund will not participate in the increase in price beyond the exercise price. It will generally be the fund's policy, in order to avoid the exercise of a call option written by it, to cancel its obligation under the call option by entering into a "closing purchase transaction," if available, unless it is determined to be in the fund's interest to deliver the underlying securities from its portfolio. A closing purchase transaction consists of the fund buying an option having the same terms as the option written by the fund, and has the effect of canceling the fund's position as the writer of the option. The premium that the fund will pay in executing a closing purchase transaction may be higher or lower than the premium it received when writing the option, depending in large part upon the relative price of the underlying security at the time of each transaction.

One risk involved in both buying and selling options is that the fund may not be able to effect a closing purchase transaction at a time when it wishes to do so or at an advantageous price. There is no assurance that a liquid market will exist for a given contract or option at any particular time. To mitigate this risk, the fund will ordinarily buy and write options only if a secondary market for the option exists on a national securities exchange or in the over-the-counter market. Another risk is that during the option period, if the fund has written a covered call option, it will have given up the opportunity to profit from a price increase in the underlying securities above the exercise price in return for the premium on the option (although, of course, the premium can be used to offset any losses or add to the fund's income) but, as long as its obligation as a writer of such an option continues, the fund will have retained the risk of loss should the price of the underlying security decline. In addition, the fund has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once the fund has received an exercise notice, it cannot effect a closing transaction in order to terminate its obligation under the option and must deliver the underlying securities at the exercise price. The aggregate premiums paid on all such options that are held at any time will not exceed 20% of the fund's total assets.

OTC options may be subject to more risks than exchange-traded options because OTC options are arranged with dealers, not with a clearing corporation, and because pricing of OTC options is typically done by reference to information from market makers. There can be no assurance that a continuous liquid secondary market will exist for any particular OTC option at any specific time. Consequently, the fund may be able to realize the value of an OTC option it has purchased only by exercising it or entering into a closing sale transaction with the dealer that issued it. Similarly, when the fund writes an OTC option, it generally can close out that option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the fund originally wrote it. If a covered call option writer cannot effect a closing transaction, it cannot sell the underlying security until the option expires or the option is exercised. Therefore, a covered call option writer of an OTC option may not be able to sell an underlying security even though it might otherwise be advantageous to do so. Likewise, a secured put writer of an OTC option may be unable to sell the securities pledged to secure the put for other investment purposes while it is obligated as a put writer. Similarly, a purchaser of such put or call option might also find it difficult to terminate its position on a timely basis in the absence of a secondary market.

The CFTC and the various exchanges have established limits, referred to as "speculative position limits," on the maximum net long or net short position which any person may hold or control in a particular futures contract. Trading limits are imposed on the maximum number of contracts which any person may trade on a particular trading day. An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. The fund does not believe that these trading and positions limits will have an adverse impact on the fund's strategies for hedging its securities.

The ordinary spreads between prices in the cash and futures markets, due to differences in the natures of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate trends by the manager may still not result in a successful transaction.

In addition, futures contracts entail risks. Although the fund believes that use of such contracts will benefit the fund, if the manager's judgment about the general direction of interest rates is incorrect, the fund's overall performance would be poorer than if it had not entered into any such contract. For example, if the fund has hedged against the possibility of an increase in interest rates that would adversely affect the price of bonds held in its portfolio and interest rates decrease instead, the fund will lose part or all of the benefit of the increased value of its bonds which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements. Such sales may be, but will not necessarily be, at increased prices which reflect the rising market. The fund may have to sell securities at a time when it may be disadvantageous to do so.

The fund's sale of futures contracts and purchase of put options on futures contracts will be solely to protect its investments against declines in value. The fund expects that in the normal course it will purchase securities upon termination of long futures contracts and long call options on future contracts, but under unusual market conditions it may terminate any of such positions without a corresponding purchase of securities.

RESTRICTED SECURITIES RISK The board of trustees has authorized the fund to invest in restricted securities and to consider them liquid (and thus not subject to the 10% limitation on illiquid securities) to the extent the manager determines that there is a liquid institutional or other market for these securities. For example, restricted securities may be freely transferred among qualified institutional buyers under Rule 144A of the 1933 Act, and in some cases a liquid institutional market has developed.

On an ongoing basis, the board of trustees will review the manager's decisions to treat restricted securities as liquid - including the manager's assessment of current trading activity and the availability of reliable price information. In determining whether a restricted security can be considered liquid, the manager and the board of trustees will take into account the following factors: (i) the frequency of trades and quotes for the security, (ii) the number of dealers willing to buy or sell the security and the number of potential buyers, (iii) dealer undertakings to make a market in the security, and (iv) the nature of the security and nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer). To the extent the fund invests in restricted securities that are deemed to be liquid, the general level of illiquidity in the fund may be increased if qualified institutional buyers become uninterested in buying these securities or the market for these securities contracts.

OFFICERS AND TRUSTEES
-------------------------------------------------------------------

The trust has a board of trustees. The board is responsible for the overall management of the trust, including general supervision and review of the fund's investment activities. The board, in turn, elects the officers of the trust who are responsible for administering the trust's day-to-day operations. The board also monitors the fund to ensure no material conflicts exist among share classes. While none is expected, the board will act appropriately to resolve any material conflict that may arise.

The name, age and address of the officers and board members, as well as their affiliations, positions held with the trust, and principal occupations during the past five years are shown below.

Frank T. Crohn (76)
180 Morton Road, Rhinebeck, NY 12572-2530
TRUSTEE

Chairman, Eastport Lobster & Fish Company; Director, Unity Mutual Life Insurance Company; trustee of two of the investment companies in the Franklin Templeton Group of Funds; and FORMERLY, Chairman, Financial Benefit Life Insurance Company (until 1996) and Director, AmVestors Financial Corporation (until 1997).

*William J. Lippman (75)
One Parker Plaza, 9th Floor, Fort Lee, NJ 07024
PRESIDENT, CHIEF EXECUTIVE OFFICER AND TRUSTEE

Senior Vice President, Franklin Resources, Inc. and Franklin Management, Inc.; President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of six of the investment companies in the Franklin Templeton Group of Funds.

Charles Rubens II (70)
18 Park Road, Scarsdale, NY 10583-2112
TRUSTEE

Private investor; and trustee or director, as the case may be, of three of the investment companies in the Franklin Templeton Group of Funds.

Leonard Rubin (74)
2460 Lemoine Ave., 3rd Floor, Fort Lee, NJ 07024
TRUSTEE

Partner in LDR Equities, LLC (manages various personal investments); Vice President, Trimtex Co., Inc. (manufactures and markets specialty fabrics); director or trustee, as the case may be, of three of the investment companies in the Franklin Templeton Group of Funds; and FORMERLY, Chairman of the Board, Carolace Embroidery Co., Inc. (until 1996) and President, F.N.C.
Textiles, Inc.

Harmon E. Burns (55)
777 Mariners Island Blvd., San Mateo, CA 94404
VICE PRESIDENT

Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc., Franklin Templeton Distributors, Inc. and Franklin Templeton Services, Inc.; Executive Vice President, Franklin Advisers, Inc.; Director, Franklin Investment Advisory Services, Inc. and Franklin/Templeton Investor Services, Inc.; and officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc. and of 51 of the investment companies in the Franklin Templeton Group of Funds.

Martin L. Flanagan (39)
777 Mariners Island Blvd., San Mateo, CA 94404
VICE PRESIDENT AND CHIEF FINANCIAL OFFICER

President, Member - Office of the President, Franklin Resources, Inc.; Senior Vice President, Chief Financial Officer and Director, Franklin/Templeton Investor Services, Inc.; Senior Vice President and Chief Financial Officer, Franklin Mutual Advisers, LLC; Executive Vice President, Chief Financial Officer and Director, Templeton Worldwide, Inc.; Executive Vice President, Chief Operating Officer and Director, Templeton Investment Counsel, Inc.; Executive Vice President and Chief Financial Officer, Franklin Advisers, Inc.; Chief Financial Officer, Franklin Advisory Services, LLC and Franklin Investment Advisory Services, Inc.; Director, Franklin Templeton Services, Inc.; officer and/or director of some of the other subsidiaries of Franklin Resources, Inc.; and officer and/or director or trustee, as the case may be, of 51 of the investment companies in the Franklin Templeton Group of Funds.

Deborah R. Gatzek (51)
1840 Gateway Drive, San Mateo, CA 94404
SECRETARY

Partner, Stradley, Ronon, Stevens & Young, LLP; officer of 33 of the investment companies in the Franklin Templeton Group of Funds; and FORMERLY, Senior Vice President and General Counsel, Franklin Resources, Inc.; Senior Vice President, Franklin Templeton Services, Inc. and Franklin Templeton Distributors, Inc.; Executive Vice President, Franklin Advisers, Inc.; Vice President, Franklin Advisory Services, LLC and Franklin Mutual Advisers, LLC, and Vice President, Chief Legal Officer and Chief Operating Officer, Franklin Investment Advisory Services, Inc.
(until January 2000).

David Goss (53)
777 Mariners Island Blvd., San Mateo, CA 94404
VICE PRESIDENT

President, Chief Executive Officer and Director, Franklin Select Realty Trust, Property Resources, Inc., Property Resources Equity Trust and Franklin Real Estate Management, Inc.; President and Chief Executive Officer, Franklin Properties, Inc.; officer of 51 of the investment companies in the Franklin Templeton Group of Funds; and FORMERLY, President, Chief Executive Officer and Director, Franklin Real Estate Income Fund and Franklin Advantage Real Estate Income Fund (until 1996).

Barbara J. Green (52)
777 Mariners Island Blvd., San Mateo, CA 94404
VICE PRESIDENT

Vice President and Deputy General Counsel, Franklin Resources, Inc.; Senior Vice President, Templeton Worldwide, Inc. and Templeton Global Investors, Inc.; officer of 51 of the investment companies in the Franklin Templeton Group of Funds; and FORMERLY, Deputy Director, Division of Investment Management, Executive Assistant and Senior Advisor to the Chairman, Counselor to the Chairman, Special Counsel and Attorney Fellow, U.S. Securities and Exchange Commission (1986-1995), Attorney, Rogers & Wells, and Judicial Clerk, U.S. District Court (District of Massachusetts).

Rupert H. Johnson, Jr. (59)
777 Mariners Island Blvd., San Mateo, CA 94404
VICE PRESIDENT

Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Executive Vice President and Director, Franklin Templeton Distributors, Inc.; Director, Franklin Advisers, Inc. and Franklin Investment Advisory Services, Inc.; Senior Vice President, Franklin Advisory Services, LLC; Director, Franklin/Templeton Investor Services, Inc.; and officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc. and of 51 of the investment companies in the Franklin Templeton Group of Funds.

Edward V. McVey (62)
777 Mariners Island Blvd., San Mateo, CA 94404
VICE PRESIDENT

Senior Vice President and National Sales Manager, Franklin
Templeton Distributors, Inc.; and officer of 28 of the investment companies in the Franklin Templeton Group of Funds.

Kimberley Monasterio (36)
777 Mariners Island Blvd., San Mateo, CA 94404
TREASURER AND PRINCIPAL ACCOUNTING OFFICER

Vice President, Franklin Templeton Services, Inc.; and officer of 32 of the investment companies in the Franklin Templeton Group of Funds.

Murray L. Simpson (62)
777 Mariners Island Blvd., San Mateo, CA 94404
VICE PRESIDENT

Executive Vice President and General Counsel, Franklin Resources, Inc.; officer of 51 of the investment companies in the Franklin Templeton Group of Funds; and FORMERLY, Chief Executive Officer and Managing Director, Templeton Franklin Investment Services (Asia) Limited (until January 2000) and Director, Templeton Asset
Management Ltd. (until 1999).

R. Martin Wiskemann (73)
777 Mariners Island Blvd., San Mateo, CA 94404
VICE PRESIDENT

Senior Vice President, Portfolio Manager and Director, Franklin Advisers, Inc.; Senior Vice President, Franklin Management, Inc.; and officer and/or director or trustee, as the case may be, of 15 of the investment companies in the Franklin Templeton Group of Funds; and formerly, Vice President and Director, ILA Financial Services, Inc. (until 1998).

*This board member is considered an "interested person" under federal securities laws.

The trust pays noninterested board members $3,550 per quarter plus $3,200 per meeting attended. Noninterested board members also may serve as directors or trustees of other funds in the Franklin Templeton Group of Funds and may receive fees from these funds for their services. The following table provides the total fees paid to noninterested board members by the trust and by the Franklin Templeton Group of Funds.


                                                      NUMBER OF
                                         TOTAL FEES   BOARDS IN
                                          RECEIVED   THE FRANKLIN
                                            FROM       TEMPLETON
                           TOTAL FEES   THE FRANKLIN     GROUP
                            RECEIVED     TEMPLETON     OF FUNDS
                            FROM THE      GROUP OF     ON WHICH
                          TRUST 1 ($)   FUNDS 2 ($)  EACH SERVES 3
-------------------------------------------------------------------
Frank T. Crohn               17,911        31,950          2
Charles Rubens II            17,911        88,950          3
Leonard Rubin                17,911        88,950          3

1. For the fiscal year ended October 31, 1999.
2. For the calendar year ended December 31, 1999.
3. We base the number of boards on the number of registered investment companies in the Franklin Templeton Group of Funds.
This number does not include the total number of series or funds within each investment company for which the board members are responsible. The Franklin Templeton Group of Funds currently includes 53 registered investment companies, with approximately 155 U.S. based funds or series.

Noninterested board members are reimbursed for expenses incurred in connection with attending board meetings, paid pro rata by each fund in the Franklin Templeton Group of Funds for which they serve as director or trustee. No officer or board member received any other compensation, including pension or retirement benefits, directly or indirectly from the fund or other funds in the Franklin Templeton Group of Funds. Certain officers or board members who are shareholders of Franklin Resources, Inc. may be deemed to receive indirect remuneration by virtue of their participation, if any, in the fees paid to its subsidiaries.

MANAGEMENT AND OTHER SERVICES
-------------------------------------------------------------------

MANAGER AND SERVICES PROVIDED The fund's manager is Franklin Advisory Services, LLC. The manager is an indirect, wholly owned subsidiary of Franklin Resources, Inc. (Resources), a publicly owned company engaged in the financial services industry through its subsidiaries. Charles B. Johnson and Rupert H. Johnson, Jr. are the principal shareholders of Resources.

The manager provides investment research and portfolio management services, and selects the securities for the fund to buy, hold or sell. The manager also selects the brokers who execute the fund's portfolio transactions. The manager provides periodic reports to the board, which reviews and supervises the manager's investment activities. To protect the fund, the manager and its officers, directors and employees are covered by fidelity insurance.

The manager and its affiliates manage numerous other investment companies and accounts. The manager may give advice and take action with respect to any of the other funds it manages, or for its own account, that may differ from action taken by the manager on behalf of the fund. Similarly, with respect to the fund, the manager is not obligated to recommend, buy or sell, or to refrain from recommending, buying or selling any security that the manager and access persons, as defined by applicable federal securities laws, may buy or sell for its or their own account or for the accounts of any other fund. The manager is not obligated to refrain from investing in securities held by the fund or other funds it manages.

The fund, its manager and principal underwriter have each adopted a code of ethics, as required by federal securities laws. Under the code of ethics, employees who are designated as access persons may engage in personal securities transactions, including transactions involving securities that are being considered for the fund or that are currently held by the fund, subject to certain general restrictions and procedures. The personal securities transactions of access persons of the fund, its manager and principal underwriter will be governed by the code of ethics. The code of ethics is on file with, and available from, the U.S. Securities and Exchange Commission
(SEC).

MANAGEMENT FEES The fund pays the manager a fee equal to an annual rate of:

o 0.550% of the value of net assets up to and including $500 million;
o 0.450 of the value of net assets over $500 million up to and including $1 billion;
o 0.400 of the value of net assets over $1 billion up to and including $1.5 billion;
o 0.350 of the value of net assets over $1.5 billion up to and including $6.5 billion;
o 0.325 of the value of net assets over $6.5 billion up to and including $11.5 billion;
o 0.300 of the value of net assets over $11.5 billion up to and including $16.5 billion;
o 0.290 of the value of net assets over $16.5 billion up to and including $19 billion;
o 0.280 of the value of net assets over $19 billion up to and including $21.5 billion;
o  0.270 of the value of net assets in excess of $21.5 billion.

The fee is computed at the close of business on the last business day of each month according to the terms of the management agreement. Each class of the fund's shares pays its proportionate share of the fee.

ADMINISTRATOR AND SERVICES PROVIDED Franklin Templeton Services, Inc. (FT Services) has an agreement with the manager to provide certain administrative services and facilities for the fund. FT Services is wholly owned by Resources and is an affiliate of the fund's manager and principal underwriter.

The administrative services FT Services provides include preparing and maintaining books, records, and tax and financial reports, and monitoring compliance with regulatory requirements.

ADMINISTRATION FEES For the fund, the manager pays FT Services a monthly fee equal to an annual rate of 0.20% of the fund's average daily net assets.

SHAREHOLDER SERVICING AND TRANSFER AGENT Franklin/Templeton Investor Services, Inc. (Investor Services) is the fund's shareholder servicing agent and acts as the fund's transfer agent and dividend-paying agent. Investor Services is located at 777 Mariners Island Blvd., San Mateo, CA 94404. Please send all correspondence to Investor Services to P.O. Box 997151, Sacramento, CA 95899-9983.

For its services, Investor Services receives a fixed fee per account. The fund also will reimburse Investor Services for certain out-of-pocket expenses, which may include payments by Investor Services to entities, including affiliated entities, that provide sub-shareholder services, recordkeeping and/or transfer agency services to beneficial owners of the fund. The amount of reimbursements for these services per benefit plan participant fund account per year will not exceed the per account fee payable by the fund to Investor Services in connection with maintaining shareholder accounts.

CUSTODIAN Bank of New York, Mutual Funds Division,
90 Washington Street, New York, NY 10286, acts as custodian of the fund's securities and other assets.

AUDITOR PricewaterhouseCoopers LLP, 333 Market Street, San Francisco, CA 94105, is the fund's independent auditor. The auditor gives an opinion on the financial statements included in the trust's Annual Report to Shareholders and reviews the trust's registration statement filed with the SEC.

PORTFOLIO TRANSACTIONS
-------------------------------------------------------------------

The manager selects brokers and dealers to execute the fund's portfolio transactions in accordance with criteria set forth in the management agreement and any directions that the board may give.

When placing a portfolio transaction, the manager seeks to obtain prompt execution of orders at the most favorable net price. For portfolio transactions on a securities exchange, the amount of commission paid is negotiated between the manager and the broker executing the transaction. The determination and evaluation of the reasonableness of the brokerage commissions paid are based to a large degree on the professional opinions of the persons responsible for placement and review of the transactions. These opinions are based on the experience of these individuals in the securities industry and information available to them about the level of commissions being paid by other institutional investors of comparable size. The manager will ordinarily place orders to buy and sell over-the-counter securities on a principal rather than agency basis with a principal market maker unless, in the opinion of the manager, a better price and execution can otherwise be obtained. Purchases of portfolio securities from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include a spread between the bid and ask price.

The manager may pay certain brokers commissions that are higher than those another broker may charge, if the manager determines in good faith that the amount paid is reasonable in relation to the value of the brokerage and research services it receives. This may be viewed in terms of either the particular transaction or the manager's overall responsibilities to client accounts over which it exercises investment discretion. The services that brokers may provide to the manager include, among others, supplying information about particular companies, markets, countries, or local, regional, national or transnational economies, statistical data, quotations and other securities pricing information, and other information that provides lawful and appropriate assistance to the manager in carrying out its investment advisory responsibilities. These services may not always directly benefit the fund. They must, however, be of value to the manager in carrying out its overall responsibilities to its clients.

It is not possible to place a dollar value on the special executions or on the research services the manager receives from dealers effecting transactions in portfolio securities. The allocation of transactions to obtain additional research services allows the manager to supplement its own research and analysis activities and to receive the views and information of individuals and research staffs of other securities firms. As long as it is lawful and appropriate to do so, the manager and its affiliates may use this research and data in their investment advisory capacities with other clients. If the fund's officers are satisfied that the best execution is obtained, the sale of fund shares, as well as shares of other funds in the Franklin Templeton Group of Funds, also may be considered a factor in the selection of broker-dealers to execute the fund's portfolio transactions.

Because Franklin Templeton Distributors, Inc. (Distributors) is a member of the National Association of Securities Dealers, Inc., it may sometimes receive certain fees when the fund tenders portfolio securities pursuant to a tender-offer solicitation. To recapture brokerage for the benefit of the fund, any portfolio securities tendered by the fund will be tendered through Distributors if it is legally permissible to do so. In turn, the next management fee payable to the manager will be reduced by the amount of any fees received by Distributors in cash, less any costs and expenses incurred in connection with the tender.

If purchases or sales of securities of the fund and one or more other investment companies or clients supervised by the manager are considered at or about the same time, transactions in these securities will be allocated among the several investment companies and clients in a manner deemed equitable to all by the manager, taking into account the respective sizes of the funds and the amount of securities to be purchased or sold. In some cases this procedure could have a detrimental effect on the price or volume of the security so far as the fund is concerned. In other cases it is possible that the ability to participate in volume transactions may improve execution and reduce transaction costs to the fund.

Because the fund may, from time to time, invest in broker-dealers, it is possible that the fund will own more than 5% of the voting securities of one or more broker-dealers through whom the fund places portfolio brokerage transactions. In such circumstances, the broker-dealer would be considered an affiliated person of the fund. To the extent the fund places brokerage transactions through such a broker-dealer at a time when the broker-dealer is considered to be an affiliate of the fund, the fund will be required to adhere to certain rules relating to the payment of commissions to an affiliated broker-dealer. These rules require the fund to adhere to procedures adopted by the board relating to ensuring that the commissions paid to such broker-dealers do not exceed what would otherwise be the usual and customary brokerage commissions for similar transactions.

DISTRIBUTIONS AND TAXES
-------------------------------------------------------------------

The fund calculates dividends and capital gains the same way for each class. The amount of any income dividends per share will differ, however, generally due to the difference in the distribution and service (Rule 12b-1) fees of each class. Distributions are subject to approval by the board. The fund does not pay "interest" or guarantee any fixed rate of return on an investment in its shares.

DISTRIBUTIONS OF NET INVESTMENT INCOME The fund receives income generally in the form of dividends and interest on its investments. This income, less expenses incurred in the operation of the fund, constitutes the fund's net investment income from which dividends may be paid to you. Any distributions by the fund from such income will be taxable to you as ordinary income, whether you receive them in cash or in additional shares.

DISTRIBUTIONS OF CAPITAL GAINS The fund may derive capital gains and losses in connection with sales or other dispositions of its portfolio securities. Distributions from net short-term capital gains will be taxable to you as ordinary income. Distributions from net long-term capital gains will be taxable to you as long-term capital gain, regardless of how long you have held your shares in the fund. Any net capital gains realized by the fund generally will be distributed once each year, and may be distributed more frequently, if necessary, to reduce or eliminate excise or income taxes on the fund.

EFFECT OF FOREIGN INVESTMENTS ON DISTRIBUTIONS Most foreign exchange gains realized on the sale of debt securities are treated as ordinary income by the fund. Similarly, foreign exchange losses realized by the fund on the sale of debt securities generally are treated as ordinary losses by the fund. These gains when distributed will be taxable to you as ordinary income, and any losses will reduce the fund's ordinary income otherwise available for distribution to you. This treatment could increase or decrease the fund's ordinary income distributions to you, and may cause some or all of the fund's previously distributed income to be classified as a return of capital.

INFORMATION ON THE TAX CHARACTER OF DISTRIBUTIONS The fund will inform you of the amount of your ordinary income dividends and capital gains distributions at the time they are paid, and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year. If you have not held fund shares for a full year, the fund may designate and distribute to you, as ordinary income or capital gain, a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the fund.

ELECTION TO BE TAXED AS A REGULATED INVESTMENT COMPANY The fund intends to elect and qualify during the current fiscal year to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code. As a regulated investment company, the fund generally pays no federal income tax on the income and gains it distributes to you. The board reserves the right not to maintain the qualification of the fund as a regulated investment company if it determines such course of action to be beneficial to shareholders. In such case, the fund will be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you will be taxed as ordinary dividend income to the extent of the fund's earnings and profits.


EXCISE TAX DISTRIBUTION REQUIREMENTS To avoid federal excise taxes, the Internal Revenue Code requires the fund to distribute to you by December 31 of each year, at a minimum, the following amounts: 98% of its taxable ordinary income earned during the calendar year; 98% of its capital gain net income earned during the twelve month period ending October 31; and 100% of any undistributed amounts from the prior year. The fund intends to declare and pay these distributions in December (or to pay them in January, in which case you must treat them as received in December) but can give no assurances that its distributions will be sufficient to eliminate all taxes.

REDEMPTION OF FUND SHARES Redemptions (including redemptions in kind) and exchanges of fund shares are taxable transactions for federal and state income tax purposes. If you redeem your fund shares, or exchange your fund shares for shares of a different Franklin Templeton Fund, the IRS will require that you report any gain or loss on your redemption or exchange. If you hold your shares as a capital asset, the gain or loss that you realize will be capital gain or loss and will be long-term or short-term, generally depending on how long you hold your shares.

Beginning after the year 2005 (2000 for certain shareholders), gains from the sale of fund shares held for more than five years may be subject to a reduced tax rate.

Any loss incurred on the redemption or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by the fund on those shares. All or a portion of any loss that you realize upon the redemption of your fund shares will be disallowed to the extent that you buy other shares in the fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules will be added to your tax basis in the new shares you buy.

DEFERRAL OF BASIS If you redeem some or all of your shares in the fund, and then reinvest the sales proceeds in the fund or in another Franklin Templeton Fund within 90 days of buying the original shares, the sales charge that would otherwise apply to your reinvestment may be reduced or eliminated. The IRS will require you to report any gain or loss on the redemption of your original shares in the fund. In doing so, all or a portion of the sales charge that you paid for your original shares in the fund will be excluded from your tax basis in the shares sold (for the purpose of determining gain or loss upon the sale of such shares). The portion of the sales charge excluded will equal the amount that the sales charge is reduced on your reinvestment. Any portion of the sales charge excluded from your tax basis in the shares sold will be added to the tax basis of the shares you acquire from your reinvestment.

U.S. GOVERNMENT OBLIGATIONS States grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment or reporting requirements that must be met by the fund. Investments in Government National Mortgage Association or Federal National Mortgage Association securities, bankers' acceptances, commercial paper and repurchase agreements collateralized by U.S. government securities do not generally qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

DIVIDENDS-RECEIVED DEDUCTION FOR CORPORATIONS If you are a corporate shareholder, you should note that only a small percentage of the dividends paid by the fund for the most recent fiscal year qualified for the dividends-received deduction. You may be allowed to deduct these qualified dividends, thereby reducing the tax that you would otherwise be required to pay on these dividends. The dividends-received deduction will be available only with respect to dividends designated by the fund as eligible for such treatment. All dividends (including the deducted portion) must be included in your alternative minimum taxable income calculation.

INVESTMENT IN COMPLEX SECURITIES The fund may invest in complex securities. These investments may be subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by the fund are treated as ordinary income or capital gain, accelerate the recognition of income to the fund (possibly causing the fund to sell securities to raise the cash for necessary distributions) and/or defer the fund's ability to recognize losses, and, in limited cases, subject the fund to U.S. federal income tax on income from certain foreign securities. These rules may affect the amount, timing or character of the income distributed to you by the fund.

ORGANIZATION, VOTING RIGHTS AND PRINCIPAL HOLDERS
-------------------------------------------------------------------

The fund is a series of Franklin Value Investors Trust, an open-end management investment company, commonly called a mutual fund. The trust was organized as a Massachusetts business trust on September 11, 1989, and is registered with the SEC.

As a shareholder of a Massachusetts business trust, you could, under certain circumstances, be held personally liable as a partner for its obligations. The Agreement and Declaration of Trust, however, contains an express disclaimer of shareholder liability for acts or obligations of the fund. The Declaration of Trust also provides for indemnification and reimbursement of expenses out of the fund's assets if you are held personally liable for obligations of the fund. The Declaration of Trust provides that the fund shall, upon request, assume the defense of any claim made against you for any act or obligation of the fund and satisfy any judgment thereon. All such rights are limited to the assets of the fund. The Declaration of Trust further provides that the fund may maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the fund, its shareholders, trustees, officers, employees and agents to cover possible tort and other liabilities. Furthermore, the activities of the fund as an investment company, as distinguished from an operating company, would not likely give rise to liabilities in excess of the fund's total assets. Thus, the risk that you would incur financial loss on account of shareholder liability is limited to the unlikely circumstance in which both inadequate insurance exists and the fund itself is unable to meet its obligations.

The fund currently offers four classes of shares, Class A, Class B, Class C and Advisor Class. Before January 1, 1999, Class A shares were designated Class I and Class C shares were designated Class II. The fund may offer additional classes of shares in the future. The full title of each class is:

o  Franklin Large Cap Value Fund - Class A
o  Franklin Large Cap Value Fund - Class B
o  Franklin Large Cap Value Fund - Class C
o  Franklin Large Cap Value Fund - Advisor Class

Shares of each class represent proportionate interests in the fund's assets. On matters that affect the fund as a whole, each class has the same voting and other rights and preferences as any other class. On matters that affect only one class, only shareholders of that class may vote. Each class votes separately on matters affecting only that class, or expressly required to be voted on separately by state or federal law. Shares of each class of a series have the same voting and other rights and preferences as the other classes and series of the trust for matters that affect the trust as a whole. Additional series may be offered in the future.

The trust has noncumulative voting rights. For board member elections, this gives holders of more than 50% of the shares voting the ability to elect all of the members of the board. If this happens, holders of the remaining shares voting will not be able to elect anyone to the board.

The trust does not intend to hold annual shareholder meetings. The trust or a series of the trust may hold special meetings, however, for matters requiring shareholder approval. A meeting may be called by the board to consider the removal of a board member if requested in writing by shareholders holding at least 10% of the outstanding shares. In certain circumstances, we are required to help you communicate with other shareholders about the removal of a board member. A special meeting also may be called by the board in its discretion.

As of June 1, 2000, the principal shareholders of the fund, beneficial or of record, were:

NAME AND ADDRESS                  SHARE CLASS       PERCENTAGE (%)
-------------------------------------------------------------------
Franklin Resources, Inc. 1
Corporate Accounting
Attn: Michael Corcoran
555 Airport Blvd., 4th Flr.
Burlingame, CA 94010                   Class A           100

1. Franklin Resources, Inc. is a Delaware Corporation.
Note: Charles B. Johnson and Rupert H. Johnson, Jr., who are officers and/or trustees of the trust, may be considered beneficial holders of the fund shares held by Franklin Resources, Inc. (Resources). As principal shareholders of Resources, they may be able to control the voting of Resources' shares of the fund.

From time to time, the number of fund shares held in the "street name" accounts of various securities dealers for the benefit of their clients or in centralized securities depositories may exceed 5% of the total shares outstanding.

As of June 1, 2000, the officers and board members, as a group, owned of record and beneficially less than 1% of the outstanding shares of each class. The board members may own shares in other funds in the Franklin Templeton Group of Funds.

BUYING AND SELLING SHARES
-------------------------------------------------------------------

The fund continuously offers its shares through securities dealers who have an agreement with Franklin Templeton Distributors, Inc. (Distributors). A securities dealer includes any financial institution that, either directly or through affiliates, has an agreement with Distributors to handle customer orders and accounts with the fund. This reference is for convenience only and does not indicate a legal conclusion of capacity. Banks and financial institutions that sell shares of the fund may be required by state law to register as securities dealers.

For investors outside the U.S., the offering of fund shares may be limited in many jurisdictions. An investor who wishes to buy shares of the fund should determine, or have a broker-dealer determine, the applicable laws and regulations of the relevant jurisdiction. Investors are responsible for compliance with tax, currency exchange or other regulations applicable to redemption and purchase transactions in any jurisdiction to which they may be subject. Investors should consult appropriate tax and legal advisors to obtain information on the rules applicable to these transactions.

All checks, drafts, wires and other payment mediums used to buy or sell shares of the fund must be denominated in U.S. dollars. We may, in our sole discretion, either (a) reject any order to buy or sell shares denominated in any other currency or (b) honor the transaction or make adjustments to your account for the transaction as of a date and with a foreign currency exchange factor determined by the drawee bank. We may deduct any applicable banking charges imposed by the bank from your account.

When you buy shares, if you submit a check or a draft that is returned unpaid to the fund we may impose a $10 charge against your account for each returned item.

If you buy shares through the reinvestment of dividends, the shares will be purchased at the net asset value determined on the business day following the dividend record date (sometimes known as the "ex-dividend date"). The processing date for the reinvestment of dividends may vary and does not affect the amount or value of the shares acquired.

INITIAL SALES CHARGES The maximum initial sales charge is 5.75% for Class A and 1% for Class C. There is no initial sales charge for Class B.

The initial sales charge for Class A shares may be reduced for certain large purchases, as described in the prospectus. We offer several ways for you to combine your purchases in the Franklin Templeton Funds to take advantage of the lower sales charges for large purchases. The Franklin Templeton Funds include the U.S. registered mutual funds in the Franklin Group of Funds(R) and the Templeton Group of Funds except Franklin Templeton Variable Insurance Products Trust, and Templeton Capital Accumulator Fund, Inc.

CUMULATIVE QUANTITY DISCOUNT. For purposes of calculating the sales charge on Class A shares, you may combine the amount of your current purchase with the cost or current value, whichever is higher, of your existing shares in the Franklin Templeton Funds. You also may combine the shares of your spouse, children under the age of 21 or grandchildren under the age of 21. If you are the sole owner of a company, you also may add any company accounts, including retirement plan accounts. Companies with one or more retirement plans may add together the total plan assets invested in the Franklin Templeton Funds to determine the sales charge that applies.

LETTER OF INTENT (LOI). You may buy Class A shares at a reduced sales charge by completing the letter of intent section of your account application. A letter of intent is a commitment by you to invest a specified dollar amount during a 13 month period. The amount you agree to invest determines the sales charge you pay. By completing the letter of intent section of the application, you acknowledge and agree to the following:

o You authorize Distributors to reserve 5% of your total intended purchase in Class A shares registered in your name until you fulfill your LOI. Your periodic statements will include the reserved shares in the total shares you own, and we will pay or reinvest dividend and capital gain distributions on the reserved shares according to the distribution option you have chosen.

o You give Distributors a security interest in the reserved shares and appoint Distributors as attorney-in-fact.

o Distributors may sell any or all of the reserved shares to cover any additional sales charge if you do not fulfill the terms of the LOI.

o Although you may exchange your shares, you may not sell reserved shares until you complete the LOI or pay the higher sales charge.

After you file your LOI with the fund, you may buy Class A shares at the sales charge applicable to the amount specified in your LOI. Sales charge reductions based on purchases in more than one Franklin Templeton Fund will be effective only after notification to Distributors that the investment qualifies for a discount. Any Class A purchases you made within 90 days before you filed your LOI also may qualify for a retroactive reduction in the sales charge. If you file your LOI with the fund before a change in the fund's sales charge, you may complete the LOI at the lower of the new sales charge or the sales charge in effect when the LOI was filed.

Your holdings in the Franklin Templeton Funds acquired more than 90 days before you filed your LOI will be counted towards the completion of the LOI, but they will not be entitled to a retroactive reduction in the sales charge. Any redemptions you make during the 13 month period, except in the case of certain retirement plans, will be subtracted from the amount of the purchases for purposes of determining whether the terms of the LOI have been completed.

If the terms of your LOI are met, the reserved shares will be deposited to an account in your name or delivered to you or as you direct. If the amount of your total purchases, less redemptions, is more than the amount specified in your LOI and is an amount that would qualify for a further sales charge reduction, a retroactive price adjustment will be made by Distributors and the securities dealer through whom purchases were made. The price adjustment will be made on purchases made within 90 days before and on those made after you filed your LOI and will be applied towards the purchase of additional shares at the offering price applicable to a single purchase or the dollar amount of the total purchases.

If the amount of your total purchases, less redemptions, is less than the amount specified in your LOI, the sales charge will be adjusted upward, depending on the actual amount purchased (less redemptions) during the period. You will need to send Distributors an amount equal to the difference in the actual dollar amount of sales charge paid and the amount of sales charge that would have applied to the total purchases if the total of the purchases had been made at one time. Upon payment of this amount, the reserved shares held for your account will be deposited to an account in your name or delivered to you or as you direct. If within 20 days after written request the difference in sales charge is not paid, we will redeem an appropriate number of reserved shares to realize the difference. If you redeem the total amount in your account before you fulfill your LOI, we will deduct the additional sales charge due from the sale proceeds and forward the balance to you.

For LOIs filed on behalf of certain retirement plans, the level and any reduction in sales charge for these plans will be based on actual plan participation and the projected investments in the Franklin Templeton Funds under the LOI. These plans are not subject to the requirement to reserve 5% of the total intended purchase or to the policy on upward adjustments in sales charges described above, or to any penalty as a result of the early termination of a plan, nor are these plans entitled to receive retroactive adjustments in price for investments made before executing the LOI.

GROUP PURCHASES. If you are a member of a qualified group, you may buy Class A shares at a reduced sales charge that applies to the group as a whole. The sales charge is based on the combined dollar value of the group members' existing investments, plus the amount of the current purchase.

A qualified group is one that:

o  Was formed at least six months ago,

o  Has a purpose other than buying fund shares at a discount,

o  Has more than 10 members,

o Can arrange for meetings between our representatives and group members,

o Agrees to include Franklin Templeton Fund sales and other materials in publications and mailings to its members at reduced or no cost to Distributors,

o Agrees to arrange for payroll deduction or other bulk transmission of investments to the fund, and

o Meets other uniform criteria that allow Distributors to achieve cost savings in distributing shares.

A qualified group generally does not include a 403(b) plan that only allows salary deferral contributions, although any such plan that purchased the fund's Class A shares at a reduced sales charge under the group purchase privilege before February 1, 1998, may continue to do so.

WAIVERS FOR INVESTMENTS FROM CERTAIN PAYMENTS. Class A shares may be purchased without an initial sales charge or contingent deferred sales charge (CDSC) by investors who reinvest within 365 days:

o Dividend and capital gain distributions from any Franklin Templeton Fund. The distributions generally must be reinvested in the same share class. Certain exceptions apply, however, to Class C shareholders who chose to reinvest their distributions in Class A shares of the fund before November 17, 1997, and to Advisor Class or Class Z shareholders of a Franklin Templeton Fund who may reinvest their distributions in the fund's Class A shares. This waiver category also applies to Class B and C shares.

o Annuity payments received under either an annuity option or from death benefit proceeds, if the annuity contract offers as an investment option the Franklin Templeton Variable Insurance Products Trust or the Templeton Variable Products Series Fund. You should contact your tax advisor for information on any tax consequences that may apply.

o Redemption proceeds from a repurchase of shares of Franklin Floating Rate Trust, if the shares were continuously held for at least 12 months.

   If you immediately placed your redemption proceeds in a Franklin Bank CD or a Franklin Templeton money fund, you may reinvest them as described above. The proceeds must be reinvested within 365 days from the date the CD matures, including any rollover, or the date you redeem your money fund shares.

o Redemption proceeds from the sale of Class A shares of any of the Templeton Global Strategy Funds if you are a qualified investor.

   If you paid a CDSC when you redeemed your Class A shares from a Templeton Global Strategy Fund, a new CDSC will apply to your purchase of fund shares and the CDSC holding period will begin again. We will, however, credit your fund account with additional shares based on the CDSC you previously paid and the amount of the redemption proceeds that you reinvest.

   If you immediately placed your redemption proceeds in a Franklin Templeton money fund, you may reinvest them as described above. The proceeds must be reinvested within 365 days from the date they are redeemed from the money fund.

o Distributions from an existing retirement plan invested in the Franklin Templeton Funds

WAIVERS FOR CERTAIN INVESTORS. Class A shares also may be purchased without an initial sales charge or CDSC by various individuals and institutions due to anticipated economies in sales efforts and expenses, including:

o Trust companies and bank trust departments agreeing to invest in Franklin Templeton Funds over a 13 month period at least $1 million of assets held in a fiduciary, agency, advisory, custodial or similar capacity and over which the trust companies and bank trust departments or other plan fiduciaries or participants, in the case of certain retirement plans, have full or shared investment discretion. We will accept orders for these accounts by mail accompanied by a check or by telephone or other means of electronic data transfer directly from the bank or trust company, with payment by federal funds received by the close of business on the next business day following the order.

o Any state or local government or any instrumentality, department, authority or agency thereof that has determined the fund is a legally permissible investment and that can only buy fund shares without paying sales charges. Please consult your legal and investment advisors to determine if an investment in the fund is permissible and suitable for you and the effect, if any, of payments by the fund on arbitrage rebate calculations.

o Broker-dealers, registered investment advisors or certified financial planners who have entered into an agreement with Distributors for clients participating in comprehensive fee programs

o Qualified registered investment advisors who buy through a broker-dealer or service agent who has entered into an agreement with Distributors

o Registered securities dealers and their affiliates, for their investment accounts only

o Current employees of securities dealers and their affiliates and their family members, as allowed by the internal policies of their employer

o Officers, trustees, directors and full-time employees of the Franklin Templeton Funds or the Franklin Templeton Group, and their family members, consistent with our then-current policies

o Any investor who is currently a Class Z shareholder of Franklin Mutual Series Fund Inc. (Mutual Series), or who is a former Mutual Series Class Z shareholder who had an account in any Mutual Series fund on October 31, 1996, or who sold his or her shares of Mutual Series Class Z within the past 365 days

o Investment companies exchanging shares or selling assets pursuant to a merger, acquisition or exchange offer

o  Accounts managed by the Franklin Templeton Group

o Certain unit investment trusts and their holders reinvesting distributions from the trusts

o  Group annuity separate accounts offered to retirement plans

o Chilean retirement plans that meet the requirements described under "Retirement plans" below

In addition, Class C shares may be purchased without an initial sales charge by any investor who buys Class C shares through an omnibus account with Merrill Lynch Pierce Fenner & Smith, Inc. A CDSC may apply, however, if the shares are sold within 18 months of purchase.

RETIREMENT PLANS. Retirement plans sponsored by an employer (i) with at least 100 employees, or (ii) with retirement plan assets of $1 million or more, or
(iii) that agrees to invest at least $500,000 in the Franklin Templeton Funds over a 13 month period may buy Class A shares without an initial sales charge. Retirement plans that are not qualified retirement plans (employer sponsored pension or profit-sharing plans that qualify under section 401 of the Internal Revenue Code, including 401(k), money purchase pension, profit sharing and defined benefit plans), SIMPLEs (savings incentive match plans for employees) or SEPs (employer sponsored simplified employee pension plans established under section 408(k) of the Internal Revenue Code) must also meet the group purchase requirements described above to be able to buy Class A shares without an initial sales charge. We may enter into a special arrangement with a securities dealer, based on criteria established by the fund, to add together certain small qualified retirement plan accounts for the purpose of meeting these requirements.

For retirement plan accounts opened on or after May 1, 1997, a CDSC may apply if the retirement plan is transferred out of the Franklin Templeton Funds or terminated within 365 days of the retirement plan account's initial purchase in the Franklin Templeton Funds.

SALES IN TAIWAN. Under agreements with certain banks in Taiwan, Republic of China, the fund's shares are available to these banks' trust accounts without a sales charge. The banks may charge service fees to their customers who participate in the trusts. A portion of these service fees may be paid to Distributors or one of its affiliates to help defray expenses of maintaining a service office in Taiwan, including expenses related to local literature fulfillment and communication facilities.

The fund's Class A shares may be offered to investors in Taiwan through securities advisory firms known locally as Securities Investment Consulting Enterprises. In conformity with local business practices in Taiwan, Class A shares may be offered with the following schedule of sales charges:

SIZE OF PURCHASE - U.S. DOLLARS               SALES CHARGE (%)
---------------------------------------------------------------
Under $30,000                                      3.0
$30,000 but less than $50,000                      2.5
$50,000 but less than $100,000                     2.0
$100,000 but less than $200,000                    1.5
$200,000 but less than $400,000                    1.0
$400,000 or more                                     0

DEALER COMPENSATION Securities dealers may at times receive the entire sales charge. A securities dealer who receives 90% or more of the sales charge may be deemed an underwriter under the Securities Act of 1933, as amended. Financial institutions or their affiliated brokers may receive an agency transaction fee in the percentages indicated in the dealer compensation table in the fund's prospectus.

Distributors may pay the following commissions, out of its own resources, to securities dealers who initiate and are responsible for purchases of Class A shares of $1 million or more: 1% on sales of $1 million to $2 million, plus 0.80% on sales over $2 million to $3 million, plus 0.50% on sales over $3 million to $50 million, plus 0.25% on sales over $50 million to $100 million, plus 0.15% on sales over $100 million.

These breakpoints are reset every 12 months for purposes of additional purchases.

Distributors or one of its affiliates may pay up to 1%, out of its own resources, to securities dealers who initiate and are responsible for purchases of Class A shares by certain retirement plans without an initial sales charge. These payments may be made in the form of contingent advance payments, which may be recovered from the securities dealer or set off against other payments due to the dealer if shares are sold within 12 months of the calendar month of purchase. Other conditions may apply. All terms and conditions may be imposed by an agreement between Distributors, or one of its affiliates, and the securities dealer.

In addition to the payments above, Distributors and/or its affiliates may provide financial support to securities dealers that sell shares of the Franklin Templeton Group of Funds. This support is based primarily on the amount of sales of fund shares and/or total assets with the Franklin Templeton Group of Funds. The amount of support may be affected by: total sales; net sales; levels of redemptions; the proportion of a securities dealer's sales and marketing efforts in the Franklin Templeton Group of Funds; a securities dealer's support of, and participation in, Distributors' marketing programs; a securities dealer's compensation programs for its registered representatives; and the extent of a securities dealer's marketing programs relating to the Franklin Templeton Group of Funds. Financial support to securities dealers may be made by payments from Distributors' resources, from Distributors' retention of underwriting concessions and, in the case of funds that have Rule 12b-1 plans, from payments to Distributors under such plans. In addition, certain securities dealers may receive brokerage commissions generated by fund portfolio transactions in accordance with the rules of the National Association of Securities Dealers, Inc.

Distributors routinely sponsors due diligence meetings for registered representatives during which they receive updates on various Franklin Templeton Funds and are afforded the opportunity to speak with portfolio managers. Invitation to these meetings is not conditioned on selling a specific number of shares. Those who have shown an interest in the Franklin Templeton Funds, however, are more likely to be considered. To the extent permitted by their firm's policies and procedures, registered representatives' expenses in attending these meetings may be covered by Distributors.

CONTINGENT DEFERRED SALES CHARGE (CDSC) If you invest $1 million or more in Class A shares, either as a lump sum or through our cumulative quantity discount or letter of intent programs, a CDSC may apply on any shares you sell within 12 months of purchase. For Class C shares, a CDSC may apply if you sell your shares within 18 months of purchase. The CDSC is 1% of the value of the shares sold or the net asset value at the time of purchase, whichever is less.

Certain retirement plan accounts opened on or after May 1, 1997, and that qualify to buy Class A shares without an initial sales charge also may be subject to a CDSC if the retirement plan is transferred out of the Franklin Templeton Funds or terminated within 365 days of the account's initial purchase in the Franklin Templeton Funds.

For Class B shares, there is a CDSC if you sell your shares within six years, as described in the table below. The charge is based on the value of the shares sold or the net asset value at the time of purchase, whichever is less.

IF YOU SELL YOUR CLASS B SHARES              THIS % IS DEDUCTED FROM
WITHIN THIS MANY YEARS AFTER BUYING THEM     YOUR PROCEEDS AS A CDSC
----------------------------------------------------------------
1 Year                                           4
2 Years                                          4
3 Years                                          3
4 Years                                          3
5 Years                                          2
6 Years                                          1
7 Years                                          0

CDSC WAIVERS. The CDSC for any share class generally will be waived for:

o  Account fees

o Sales of Class A shares purchased without an initial sales charge by certain retirement plan accounts if (i) the account was opened before May 1, 1997, or
   (ii) the securities dealer of record received a payment from Distributors of 0.25% or less, or (iii) Distributors did not make any payment in connection with the purchase, or (iv) the securities dealer of record has entered into a supplemental agreement with Distributors

o Redemptions of Class A shares by investors who purchased $1 million or more without an initial sales charge if the securities dealer of record waived its commission in connection with the purchase

o Redemptions by the fund when an account falls below the minimum required account size

o Redemptions following the death of the shareholder or beneficial owner

o Redemptions through a systematic withdrawal plan, up to 1% monthly, 3% quarterly, 6% semiannually or 12% annually of your account's net asset value depending on the frequency of your plan

o Redemptions by Franklin Templeton Trust Company employee benefit plans or employee benefit plans serviced by ValuSelect(R) (not applicable to Class B)

o Distributions from individual retirement accounts (IRAs) due to death or disability or upon periodic distributions based on life expectancy (for Class B, this applies to all retirement plan accounts, not only IRAs)

o Returns of excess contributions (and earnings, if applicable) from retirement plan accounts

o Participant initiated distributions from employee benefit plans or participant initiated exchanges among investment choices in employee benefit plans (not applicable to Class B)

EXCHANGE PRIVILEGE If you request the exchange of the total value of your account, declared but unpaid income dividends and capital gain distributions will be reinvested in the fund and exchanged into the new fund at net asset value when paid. Backup withholding and information reporting may apply.

If a substantial number of shareholders should, within a short period, sell their fund shares under the exchange privilege, the fund might have to sell portfolio securities it might otherwise hold and incur the additional costs related to such transactions. On the other hand, increased use of the exchange privilege may result in periodic large inflows of money. If this occurs, it is the fund's general policy to initially invest this money in short-term, interest-bearing money market instruments unless it is believed that attractive investment opportunities consistent with the fund's investment goal exist immediately. This money will then be withdrawn from the short-term, interest-bearing money market instruments and invested in portfolio securities in as orderly a manner as is possible when attractive investment opportunities arise.

The proceeds from the sale of shares of an investment company generally are not available until the seventh day following the sale. The funds you are seeking to exchange into may delay issuing shares pursuant to an exchange until that seventh day. The sale of fund shares to complete an exchange will be effected at net asset value at the close of business on the day the request for exchange is received in proper form.

SYSTEMATIC WITHDRAWAL PLAN Our systematic withdrawal plan allows you to sell your shares and receive regular payments from your account on a monthly, quarterly, semiannual or annual basis. The value of your account must be at least $5,000 and the minimum payment amount for each withdrawal must be at least $50. For retirement plans subject to mandatory distribution requirements, the $50 minimum will not apply. There are no service charges for establishing or maintaining a systematic withdrawal plan.

Payments under the plan will be made from the redemption of an equivalent amount of shares in your account, generally on the 25th day of the month in which a payment is scheduled. If the 25th falls on a weekend or holiday, we will process the redemption on the next business day. When you sell your shares under a systematic withdrawal plan, it is a taxable transaction.

To avoid paying sales charges on money you plan to withdraw within a short period of time, you may not want to set up a systematic withdrawal plan if you plan to buy shares on a regular basis. Shares sold under the plan also may be subject to a CDSC.

Redeeming shares through a systematic withdrawal plan may reduce or exhaust the shares in your account if payments exceed distributions received from the fund. This is especially likely to occur if there is a market decline. If a withdrawal amount exceeds the value of your account, your account will be closed and the remaining balance in your account will be sent to you. Because the amount withdrawn under the plan may be more than your actual yield or income, part of the payment may be a return of your investment.

You may discontinue a systematic withdrawal plan, change the amount and schedule of withdrawal payments, or suspend one payment by notifying us by mail or by phone at least seven business days before the end of the month preceding a scheduled payment. The fund may discontinue a systematic withdrawal plan by notifying you in writing and will automatically discontinue a systematic withdrawal plan if all shares in your account are withdrawn or if the fund receives notification of the shareholder's death or incapacity.

REDEMPTIONS IN KIND The fund has committed itself to pay in cash (by check) all requests for redemption by any shareholder of record, limited in amount, however, during any 90-day period to the lesser of $250,000 or 1% of the value of the fund's net assets at the beginning of the 90-day period. This commitment is irrevocable without the prior approval of the U.S. Securities and Exchange Commission (SEC). In the case of redemption requests in excess of these amounts, the board reserves the right to make payments in whole or in part in securities or other assets of the fund, in case of an emergency, or if the payment of such a redemption in cash would be detrimental to the existing shareholders of the fund. In these circumstances, the securities distributed would be valued at the price used to compute the fund's net assets and you may incur brokerage fees in converting the securities to cash. The fund does not intend to redeem illiquid securities in kind. If this happens, however, you may not be able to recover your investment in a timely manner.

SHARE CERTIFICATES We will credit your shares to your fund account. We do not issue share certificates unless you specifically request them. This eliminates the costly problem of replacing lost, stolen or destroyed certificates. If a certificate is lost, stolen or destroyed, you may have to pay an insurance premium of up to 2% of the value of the certificate to replace it.

Any outstanding share certificates must be returned to the fund if you want to sell or exchange those shares or if you would like to start a systematic withdrawal plan. The certificates should be properly endorsed. You can do this either by signing the back of the certificate or by completing a share assignment form. For your protection, you may prefer to complete a share assignment form and to send the certificate and assignment form in separate envelopes.

GENERAL INFORMATION If dividend checks are returned to the fund marked "unable to forward" by the postal service, we will consider this a request by you to change your dividend option to reinvest all distributions. The proceeds will be reinvested in additional shares at net asset value until we receive new instructions.

Distribution or redemption checks sent to you do not earn interest or any other income during the time the checks remain uncashed. Neither the fund nor its affiliates will be liable for any loss caused by your failure to cash such checks. The fund is not responsible for tracking down uncashed checks, unless a check is returned as undeliverable.

In most cases, if mail is returned as undeliverable we are required to take certain steps to try to find you free of charge. If these attempts are unsuccessful, however, we may deduct the costs of any additional efforts to find you from your account. These costs may include a percentage of the account when a search company charges a percentage fee in exchange for its location services.

Sending redemption proceeds by wire or electronic funds transfer (ACH) is a special service that we make available whenever possible. By offering this service to you, the fund is not bound to meet any redemption request in less than the seven day period prescribed by law. Neither the fund nor its agents shall be liable to you or any other person if, for any reason, a redemption request by wire or ACH is not processed as described in the prospectus.

Franklin Templeton Investor Services, Inc. (Investor Services) may pay certain financial institutions that maintain omnibus accounts with the fund on behalf of numerous beneficial owners for recordkeeping operations performed with respect to such owners. For each beneficial owner in the omnibus account, the fund may reimburse Investor Services an amount not to exceed the per account fee that the fund normally pays Investor Services. These financial institutions also may charge a fee for their services directly to their clients.

If you buy or sell shares through your securities dealer, we use the net asset value next calculated after your securities dealer receives your request, which is promptly transmitted to the fund. If you sell shares through your securities dealer, it is your dealer's responsibility to transmit the order to the fund in a timely fashion. Your redemption proceeds will not earn interest between the time we receive the order from your dealer and the time we receive any required documents. Any loss to you resulting from your dealer's failure to transmit your redemption order to the fund in a timely fashion must be settled between you and your securities dealer.

Certain shareholder servicing agents may be authorized to accept your transaction request.

For institutional accounts, there may be additional methods of buying or selling fund shares than those described in this SAI or in the prospectus.

In the event of disputes involving multiple claims of ownership or authority to control your account, the fund has the right (but has no obligation) to: (a) freeze the account and require the written agreement of all persons deemed by the fund to have a potential property interest in the account, before executing instructions regarding the account; (b) interplead disputed funds or accounts with a court of competent jurisdiction; or (c) surrender ownership of all or a portion of the account to the IRS in response to a notice of levy.

PRICING SHARES
-------------------------------------------------------------------

When you buy shares, you pay the offering price. The offering price is the net asset value (NAV) per share plus any applicable sales charge, calculated to two decimal places using standard rounding criteria. When you sell shares, you receive the NAV minus any applicable CDSC.

The value of a mutual fund is determined by deducting the fund's liabilities from the total assets of the portfolio. The net asset value per share is determined by dividing the net asset value of the fund by the number of shares outstanding.

The fund calculates the NAV per share of each class each business day at the close of trading on the New York Stock Exchange (normally 1:00 p.m. Pacific time). The fund does not calculate the NAV on days the New York Stock Exchange
(NYSE) is closed for trading, which include New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

When determining its NAV, the fund values cash and receivables at their realizable amounts, and records interest as accrued and dividends on the ex-dividend date. If market quotations are readily available for portfolio securities listed on a securities exchange or on the Nasdaq National Market System, the fund values those securities at the last quoted sale price of the day or, if there is no reported sale, within the range of the most recent quoted bid and ask prices. The fund values over-the-counter portfolio securities within the range of the most recent quoted bid and ask prices. If portfolio securities trade both in the over-the-counter market and on a stock exchange, the fund values them according to the broadest and most representative market as determined by the manager.

The fund values portfolio securities underlying actively traded call options at their market price as determined above. The current market value of any option the fund holds is its last sale price on the relevant exchange before the fund values its assets. If there are no sales that day or if the last sale price is outside the bid and ask prices, the fund values options within the range of the current closing bid and ask prices if the fund believes the valuation fairly reflects the contract's market value.

The fund determines the value of a foreign security as of the close of trading on the foreign exchange on which the security is traded or as of the close of trading on the NYSE, if that is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at noon, New York time, on the day the value of the foreign security is determined. If no sale is reported at that time, the foreign security is valued within the range of the most recent quoted bid and ask prices. Occasionally events that affect the values of foreign securities and foreign exchange rates may occur between the times at which they are determined and the close of the exchange and will, therefore, not be reflected in the computation of the NAV. If events materially affecting the values of these foreign securities occur during this period, the securities will be valued in accordance with procedures established by the board.

Generally, trading in corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times before the close of the NYSE. The value of these securities used in computing the NAV is determined as of such times. Occasionally, events affecting the values of these securities may occur between the times at which they are determined and the close of the NYSE that will not be reflected in the computation of the NAV. If events materially affecting the values of these securities occur during this period, the securities will be valued at their fair value as determined in good faith by the board.

Other securities for which market quotations are readily available are valued at the current market price, which may be obtained from a pricing service, based on a variety of factors including recent trades, institutional size trading in similar types of securities (considering yield, risk and maturity) and/or developments related to specific issues. Securities and other assets for which market prices are not readily available are valued at fair value as determined following procedures approved by the board. With the approval of the board, the fund may use a pricing service, bank or securities dealer to perform any of the above described functions.

THE UNDERWRITER
-------------------------------------------------------------------

Franklin Templeton Distributors, Inc. (Distributors) acts as the principal underwriter in the continuous public offering of the fund's shares. Distributors is located at 777 Mariners Island Blvd., San Mateo, CA 94404.

Distributors pays the expenses of the distribution of fund shares, including advertising expenses and the costs of printing sales material and prospectuses used to offer shares to the public. The fund pays the expenses of preparing and printing amendments to its registration statements and prospectuses (other than those necessitated by the activities of Distributors) and of sending prospectuses to existing shareholders.

Distributors may be entitled to reimbursement under the Rule 12b-1 plans, as discussed below. Except as noted, Distributors received no other compensation from the fund for acting as underwriter.

DISTRIBUTION AND SERVICE (12B-1) FEES The board has adopted a separate plan pursuant to Rule 12b-1 for each class. Although the plans differ in some ways for each class, each plan is designed to benefit the fund and its shareholders. The plans are expected to, among other things, increase advertising of the fund, encourage sales of the fund and service to its shareholders, and increase or maintain assets of the fund so that certain fixed expenses may be spread over a broader asset base, resulting in lower per share expense ratios. In addition, a positive cash flow into the fund is useful in managing the fund because the manager has more flexibility in taking advantage of new investment opportunities and handling shareholder redemptions.

Under each plan, the fund pays Distributors or others for the expenses of activities that are primarily intended to sell shares of the class. These expenses also may include service fees paid to securities dealers or others who have executed a servicing agreement with the fund, Distributors or its affiliates who provide service or account maintenance to shareholders (service fees); the expenses of printing prospectuses and reports used for sales purposes, and of preparing and distributing sales literature and advertisements; and a prorated portion of Distributors' overhead expenses related to these activities. Together, these expenses, including the service fees, are "eligible expenses." The distribution and service (12b-1) fees charged to each class are based only on the fees attributable to that particular class.

THE CLASS A PLAN. The fund may pay up to 0.35% per year of Class A's average daily net assets. The Class A plan is a reimbursement plan. It allows the fund to reimburse Distributors for eligible expenses that Distributors has shown it has incurred. The fund will not reimburse more than the maximum amount allowed under the plan.

THE CLASS B AND C PLANS. The fund pays Distributors up to 1% per year of the class's average daily net assets, out of which 0.25% may be used for service fees. The Class B and C plans also may be used to pay Distributors for advancing commissions to securities dealers with respect to the initial sale of Class B and C shares. Class B plan fees payable to Distributors are used by Distributors to pay third party financing entities that have provided financing to Distributors in connection with advancing commissions to securities dealers.

The Class B and C plans are compensation plans. They allow the fund to pay a fee to Distributors that may be more than the eligible expenses Distributors has incurred at the time of the payment. Distributors must, however, demonstrate to the board that it has spent or has immediate plans to spend the amount received on eligible expenses. The fund will not pay more than the maximum amount allowed under the plans.

THE CLASS A, B AND C PLANS. In addition to the payments that Distributors or others are entitled to under each plan, each plan also provides that to the extent the fund, the manager or Distributors or other parties on behalf of the fund, the manager or Distributors make payments that are deemed to be for the financing of any activity primarily intended to result in the sale of fund shares within the context of Rule 12b-1 under the Investment Company Act of 1940, as amended, then such payments shall be deemed to have been made pursuant to the plan.

To the extent fees are for distribution or marketing functions, as distinguished from administrative servicing or agency transactions, certain banks may not participate in the plans because of applicable federal law prohibiting certain banks from engaging in the distribution of mutual fund shares. These banks, however, are allowed to receive fees under the plans for administrative servicing or for agency transactions.

Distributors must provide written reports to the board at least quarterly on the amounts and purpose of any payment made under the plans and any related agreements, and furnish the board with such other information as the board may reasonably request to enable it to make an informed determination of whether the plans should be continued.

Each plan has been approved according to the provisions of Rule 12b-1. The terms and provisions of each plan also are consistent with Rule 12b-1.

PERFORMANCE
-------------------------------------------------------------------

Performance quotations are subject to SEC rules. These rules require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by the fund be accompanied by certain standardized performance information computed as required by the SEC. Average annual total return quotations used by the fund are based on the standardized methods of computing performance mandated by the SEC. Performance figures reflect Rule 12b-1 fees from the date of the plan's implementation. An explanation of these and other methods used by the fund to compute or express performance follows. Regardless of the method used, past performance does not guarantee future results, and is an indication of the return to shareholders only for the limited historical period used.

AVERAGE ANNUAL TOTAL RETURN Average annual total return is determined by finding the average annual rates of return over the periods indicated below that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes the maximum initial sales charge is deducted from the initial $1,000 purchase, and income dividends and capital gain distributions are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum initial sales charge currently in effect.

When considering the average annual total return quotations for Class A and C shares, you should keep in mind that the maximum initial sales charge reflected in each quotation is a one time fee charged on all direct purchases, which will have its greatest impact during the early stages of your investment. This charge will affect actual performance less the longer you retain your investment in the fund.

The following SEC formula was used to calculate these figures:

                 n
           P(1+T)  = ERV

where:

P = a hypothetical initial payment of $1,000 T = average annual total return n = number of years
ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of each period at the end of each period

CUMULATIVE TOTAL RETURN Like average annual total return, cumulative total return assumes the maximum initial sales charge is deducted from the initial $1,000 purchase, income dividends and capital gain distributions are reinvested at net asset value, the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees. Cumulative total return, however, is based on the actual return for a specified period rather than on the average return over the periods indicated above.

VOLATILITY Occasionally statistics may be used to show the fund's volatility or risk. Measures of volatility or risk are generally used to compare the fund's net asset value or performance to a market index. One measure of volatility is beta. Beta is the volatility of a fund relative to the total market, as represented by an index considered representative of the types of securities in which the fund invests. A beta of more than 1.00 indicates volatility greater than the market and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is used to measure variability of net asset value or total return around an average over a specified period of time. The idea is that greater volatility means greater risk undertaken in achieving performance.

OTHER PERFORMANCE QUOTATIONS The fund also may quote the performance of shares without a sales charge. Sales literature and advertising may quote a cumulative total return, average annual total return and other measures of performance with the substitution of net asset value for the public offering price.

Sales literature referring to the use of the fund as a potential investment for IRAs, business retirement plans, and other tax-advantaged retirement plans may quote a total return based upon compounding of dividends on which it is presumed no federal income tax applies.

The fund may include in its advertising or sales material information relating to investment goals and performance results of funds belonging to the Franklin Templeton Group of Funds. Franklin Resources, Inc. is the parent company of the advisors and underwriter of the Franklin Templeton Group of Funds.

COMPARISONS To help you better evaluate how an investment in the fund may satisfy your investment goal, advertisements and other materials about the fund may discuss certain measures of fund performance as reported by various financial publications. Materials also may compare performance (as calculated above) to performance as reported by other investments, indices, and averages. These comparisons may include, but are not limited to, the following examples:

o Dow Jones(R)Composite Average and its component averages - a price-weighted average of 65 stocks that trade on the New York Stock Exchange. The average is a combination of the Dow Jones Industrial Average (30 blue-chip stocks that are generally leaders in their industry), the Dow Jones Transportation Average (20 transportation stocks), and the Dow Jones Utilities Average (15 utility stocks involved in the production of electrical energy).

o Standard & Poor's(R) 500 Stock Index or its component indices - a capitalization-weighted index designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

o The New York Stock Exchange composite or component indices an unmanaged index of all industrial, utilities, transportation, and finance stocks listed on the NYSE.

o Wilshire 5000 Equity Index - represents the return on the market value of all common equity securities for which daily pricing is available. Comparisons of performance assume reinvestment of dividends.

o Lipper - Mutual Fund Performance Analysis and Lipper Equity Fund Performance Analysis - measure total return and average current yield for the mutual fund industry and rank individual mutual fund performance over specified time periods, assuming reinvestment of all distributions, exclusive of any applicable sales charges.

o CDA Mutual Fund Report, published by CDA Investment Technologies, Inc. - analyzes price, current yield, risk, total return, and average rate of return (average annual compounded growth rate) over specified time periods for the mutual fund industry.

o Mutual Fund Source Book, published by Morningstar, Inc. - analyzes price, yield, risk, and total return for mutual funds.

o  Financial publications: The WALL STREET JOURNAL, and
   BUSINESS WEEK, CHANGING TIMES, FINANCIAL WORLD, FORBES,
   Fortune, and MONEY magazines - provide performance statistics over specified time periods.

o Consumer Price Index (or Cost of Living Index), published by the U.S. Bureau of Labor Statistics - a statistical measure of change, over time, in the price of goods and services in major expenditure groups.

o Stocks, Bonds, Bills, and Inflation, published by Ibbotson Associates - historical measure of yield, price, and total return for common and small company stock, long-term government bonds, Treasury bills, and inflation.

o Savings and Loan Historical Interest Rates - as published in the U.S. Savings & Loan League Fact Book.

o Historical data supplied by the research departments of CS First Boston Corporation, the J.P. Morgan(R) companies, Salomon Brothers, Merrill Lynch, Lehman Brothers(R) and Bloomberg(R) L.P.

o Morningstar - information published by Morningstar, Inc., including Morningstar proprietary mutual fund ratings. The ratings reflect Morningstar's assessment of the historical risk-adjusted performance of a fund over specified time periods relative to other funds within its category.

From time to time, advertisements or information for the fund may include a discussion of certain attributes or benefits to be derived from an investment in the fund. The advertisements or information may include symbols, headlines, or other material that highlights or summarizes the information discussed in more detail in the communication.

Advertisements or information also may compare the fund's performance to the return on certificates of deposit (CDs) or other investments. You should be aware, however, that an investment in the fund involves the risk of fluctuation of principal value, a risk generally not present in an investment in a CD issued by a bank. For example, as the general level of interest rates rise, the value of the fund's fixed-income investments, if any, as well as the value of its shares that are based upon the value of such portfolio investments, can be expected to fall. Conversely, when interest rates decrease, the value of the fund's shares can be expected to increase. CDs are frequently insured by an agency of the U.S. government. An investment in the fund is not insured by any federal, state or private entity.

In assessing comparisons of performance, you should keep in mind that the composition of the investments in the reported indices and averages is not identical to the fund's portfolio, the indices and averages are generally unmanaged, and the items included in the calculations of the averages may not be identical to the formula used by the fund to calculate its figures. In addition, there can be no assurance that the fund will continue its performance as compared to these other averages.

MISCELLANEOUS INFORMATION
-------------------------------------------------------------------

The fund may help you achieve various investment goals such as accumulating money for retirement, saving for a down payment on a home, college costs and other long-term goals. The Franklin College Costs Planner may help you in determining how much money must be invested on a monthly basis to have a projected amount available in the future to fund a child's college education. (Projected college cost estimates are based upon current costs published by the College Board.) The Franklin Retirement Planning Guide leads you through the steps to start a retirement savings program. Of course, an investment in the fund cannot guarantee that these goals will be met.

The fund is a member of the Franklin Templeton Group of Funds, one of the largest mutual fund organizations in the U.S., and may be considered in a program for diversification of assets. Founded in 1947, Franklin is one of the oldest mutual fund organizations and now services approximately 3 million shareholder accounts. In 1992, Franklin, a leader in managing fixed-income mutual funds and an innovator in creating domestic equity funds, joined forces with Templeton, a pioneer in international investing. The Mutual Series team, known for its value-driven approach to domestic equity investing, became part of the organization four years later. Together, the Franklin Templeton Group has over $226 billion in assets under management for more than 5 million U.S. based mutual fund shareholder and other accounts. The Franklin Templeton Group of Funds offers 103 U.S. based open-end investment companies to the public. The fund may identify itself by its Nasdaq symbol or CUSIP number.

Currently, there are more mutual funds than there are stocks listed on the New York Stock Exchange. While many of them have similar investment goals, no two are exactly alike. Shares of the fund are generally sold through securities dealers, whose investment representatives are experienced professionals who can offer advice on the type of investments suitable to your unique goals and needs, as well as the risks associated with such investments.

DESCRIPTION OF RATINGS
-------------------------------------------------------------------

Corporate Bond Ratings

MOODY'S INVESTORS SERVICE, INC. (MOODY'S)

INVESTMENT GRADE

Aaa: Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds rated Aa are judged to be high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large, fluctuation of protective elements may be of greater amplitude, or there may be other elements present that make the long-term risks appear somewhat larger.

A: Bonds rated A possess many favorable investment attributes and are considered upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa: Bonds rated Baa are considered medium-grade obligations. They are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. These bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

BELOW INVESTMENT GRADE

Ba: Bonds rated Ba are judged to have predominantly speculative elements and their future cannot be considered well assured. Often the protection of interest and principal payments is very moderate and, thereby, not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds rated Caa are of poor standing. These issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds rated Ca represent obligations that are speculative to a high degree. These issues are often in default or have other marked shortcomings.

C: Bonds rated C are the lowest rated class of bonds and can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond ratings. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

STANDARD & POOR'S RATINGS GROUP (S&P(R))

INVESTMENT GRADE

AAA: This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA: Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong and, in the majority of instances, differ from AAA issues only in a small degree.

A: Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB: Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BELOW INVESTMENT GRADE

BB, B, CCC, CC: Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While these bonds will likely have some quality and protective characteristics, they are outweighed by large uncertainties or major risk exposures to adverse conditions.

C: Bonds rated C are typically subordinated debt to senior debt that is assigned an actual or implied CCC- rating. The C rating also may reflect the filing of a bankruptcy petition under circumstances where debt service payments are continuing. The C1 rating is reserved for income bonds on which no interest is being paid.

D: Debt rated D is in default and payment of interest and/or repayment of principal is in arrears.

Plus (+) or minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

COMMERCIAL PAPER RATINGS

MOODY'S

Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually their promissory obligations not having an original maturity in excess of nine months. Moody's employs the following designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

P-1 (Prime-1): Superior capacity for repayment.

P-2 (Prime-2): Strong capacity for repayment.

S&P

S&P's ratings are a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Issues within the "A" category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety, as follows:

A-1: This designation indicates the degree of safety regarding timely payment is very strong. A "plus" (+) designation indicates an even stronger likelihood of timely payment.

A-2: Capacity for timely payment on issues with this designation is strong. The relative degree of safety, however, is not as overwhelming as for issues designated A-1.

A-3: Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.




                         FRANKLIN VALUE INVESTORS TRUST
                               File Nos. 33-31326
                             811-5878
                                    FORM N-1A
                                     PART C
                                OTHER INFORMATION

      ITEM 23.  EXHIBITS.

      The following exhibits are incorporated by reference to the previously filed document indicated below, except as noted:

      (a)       Articles of Incorporation

           (i)  Agreement and Declaration of Trust dated September
                11, 1989
                Filing: Post-Effective Amendment No. 8 to
                Registration Statement on Form N-1A
                File No. 33-31326
                         Filing Date: September 21, 1995

           (ii) Certificate of Amendment of Agreement and Declaration of Trust of Franklin Balance Sheet Investment Fund dated September 21, 1995
                Filing: Post-Effective Amendment No. 9 to
                Registration Statement on Form N-1A
                File No. 33-31326
                Filing Date: December 26, 1995

      (b)  By-laws

           (i)  By-Laws
                Filing: Post-Effective Amendment No. 8 to
                Registration Statement on Form N-1A
                File No. 33-31326
                         Filing Date: September 21, 1995

      (c)  Instruments Defining Rights of Security Holders

           Not Applicable

      (d)  Investment Advisory Contracts

         (i) Management Agreement between the Registrant on behalf of Franklin Balance Sheet Investment Fund and Franklin Advisory Services, LLC., dated April
                1, 1999
                Filing: Post-Effective Amendment No. 20 to
                Registration Statement on Form N-1A
                File No. 33-31326
                Filing Date: February 25, 2000

         (ii) Management Agreement between the Registrant on behalf of Franklin MicroCap Value Fund and Franklin Advisory Services, LLC, dated April 1, 1999
                Filing: Post-Effective Amendment No. 20 to
                Registration Statement on Form N-1A
                File No. 33-31326
                Filing Date: February 25, 2000

         (iii) Management Agreement between the Registrant on behalf of Franklin Value Fund and Franklin Advisory Services, LLC, dated April 1, 1999
                Filing: Post-Effective Amendment No. 20 to
                Registration Statement on Form N-1A
                File No. 33-31326
                Filing Date: February 25, 2000

         (iv)   Form of Investment Advisory Agreement between the
                Registrant on behalf of Franklin Large Cap Value Fund and Franklin Advisory Service, LLC.

      (e)  Underwriting Contracts

          (i) Amended and Restated Distribution Agreement between the Registrant and Franklin/Templeton Distributors, Inc., dated April 23, 1995
                Filing: Post-Effective Amendment No. 12 to
                Registration Statement on Form N-1A
                File No. 33-31326
                Filing Date: June 27, 1996

          (ii) Forms of Dealer Agreements between Franklin/Templeton Distributors, Inc. and securities dealers, dated March 1, 1998
                Filing: Post-Effective Amendment No. 18 to Registration Statement on Form N-1A
                File No. 33-31326
                Filing Date: December 29, 1998

          (iii) Amendment of Amended and Restated Distribution
                Agreement between the Registrant and
                Franklin/Templeton Distributors, Inc, dated April
                23, 1995
                Filing: Post-Effective Amendment No. 20 to
                Registration Statement on Form N-1A
                File No. 33-31326
                Filing Date: February 25, 2000

      (f)  Bonus or Profit Sharing Contracts

           Not Applicable

      (g)  Custodian Agreements

         (i) Master Custodian Agreement between the Registrant and Bank of New York dated February 16, 1996
                Filing: Post-Effective Amendment No. 11 to
                Registration Statement on Form N-1A
                File No. 33-31326
                Filing Date: March 8, 1996

         (ii) Terminal Link Agreement between the Registrant and Bank of New York dated February 16, 1996
                Filing: Post-Effective Amendment No. 11 to
                Registration Statement on Form N-1A
                File No. 33-31326
                Filing Date: March 8, 1996

         (iii)  Amendment dated May 7, 1997 to Master Custody
                Agreement between the Registrant and Bank of New
                York dated February 16, 1996
                Filing: Post-Effective Amendment No. 18 to
                Registration Statement on Form N-1A
                File No. 33-31326
                Filing Date: December 29, 1998

         (iv) Amendment dated February 27, 1998 to Exhibit A in the Master Custody Agreement dated February 16,
                1996 between the Registrant and Bank of New York.
                Filing: Post-Effective Amendment No. 18 to
                Registration Statement on Form N-1A
                File No. 33-31326
                Filing Date: December 29, 1998

         (v)    Foreign Custody Manager Agreement between the
                Registrant and Bank of New York dated July 30,
                1998.
                Filing: Post-Effective Amendment No. 18 to
                Registration Statement on Form N-1A
                File No. 33-31326
                Filing Date: December 29, 1998

         (vi) Amendment dated September 16, 1999 to Exhibit A of the Master Custody Agreement between the Registrant and Bank of New York dated February 16,
                1996
                Filing: Post-Effective Amendment No. 20 to
                Registration Statement on Form N-1A
                File No. 33-31326
                Filing Date: February 25, 2000

      (h)  Other Material Contracts

           (i) Subcontract for Fund Administrative Services dated July 1, 1996 between Franklin Advisory Services,
                Inc. and Franklin Templeton Services, Inc.
                Filing: Post-Effective Amendment No. 20 to
                Registration Statement on Form N-1A
                File No. 33-31326
                Filing Date: February 25, 2000

           (ii) Form of Fund Administration Agreement between the Registrant on behalf of Franklin Large Cap Value Fund and Franklin Templeton Services, Inc.

      (i)  Legal Opinion

           (i)  Opinion and Consent of counsel December 14, 1998
                Filing: Post-Effective Amendment No. 19 to
                Registration Statement on Form N-1A
                File No. 33-31326
                Filing Date: December 30, 1998

      (j)  Other Opinions

                Not Applicable

      (k)       Omitted Financial Statements

                Not Applicable

      (l)  Initial Capital Agreements

          (i)   Letter of Understanding relating to Initial
                Capital of Franklin Balance Sheet Investment Fund dated November 17, 1989
                Filing: Post-Effective Amendment No. 7 to
                Registration Statement on Form N-1A
                File No. 33-31326
                Filing Date: September 21, 1995

          (ii)  Letter of Understanding relating to Initial
                Capital of Franklin MicroCap Value Fund dated
                November 29, 1995
                Filing: Post-Effective Amendment No. 8 to
                Registration Statement on Form N-1A
                File No. 33-31326
                Filing date: December 1, 1995

          (iii) Letter of Understanding relating to Initial
                Capital of Franklin Value Fund dated December 4,
                1995
                Filing: Post-Effective Amendment No. 11 to
                Registration Statement on Form N-1A
                File No. 33-31326
                Filing Date: March 8, 1996

          (iv)  Letter of Understanding relating to Initial
                Capital of Franklin Value Fund - Class C dated
                August 30, 1996
                Filing: Post-Effective Amendment No. 13 to
                Registration Statement on Form N-1A
                File No. 33-31326
                Filing Date: August 7, 1996

      (m)  Rule 12b-l Plan

          (i)   Amended and Restated Distribution Plan between
                Franklin Balance Sheet Investment Fund and
                Franklin/Templeton Distributors, Inc., pursuant to Rule 12b-1 dated July 1, 1993
                Filing: Post-Effective Amendment No. 8 to
                Registration Statement on Form N-1A
                File No. 33-31326
                Filing Date: September 21, 1995

          (ii) Distribution Plan pursuant to Rule 12b-1 between Franklin Value Investors Trust on behalf of Franklin MicroCap Value Fund and Franklin/Templeton Distributors, Inc., dated
                December 12, 1995
                Filing: Post-Effective Amendment No. 9 to
                Registration Statement on Form N-1A
                File No. 33-31326
                Filing Date: December 26, 1995

          (iii) Distribution Plan pursuant to Rule 12b-1 between
                Franklin Value Investors Trust on behalf of
                Franklin Value Fund and Franklin/Templeton
                Distributors, Inc., dated March 11, 1996
                Filing: Post-Effective Amendment No. 9 to
                Registration Statement on Form N-1A
                File No. 33-31326
                Filing Date: December 26, 1995

           (iv) Class C Distribution Plan pursuant to Rule 12b-1 between Franklin Value Investors Trust on behalf of Franklin Value Fund and Franklin/Templeton Distributors, Inc., dated September 3, 1996
                Filing: Post-Effective Amendment No. 15 to
                Registration
                Statement on Form N-1A
                File No. 33-31326
                Filing Date: December 31, 1996

           (v) Class B Distribution Plan pursuant to Rule 12b-1 between Franklin Value Investors Trust on behalf of Franklin Value Fund and Franklin/ Templeton Distributors, Inc., dated October 16, 1998
                Filing: Post-Effective Amendment No. 20 to
                Registration Statement on Form N-1A
                File No. 33-31326
                Filing Date: February 25, 2000

           (vi) Form of Distribution Plan pursuant to Rule 12b-1 between Franklin Value Investors Trust on behalf of Franklin Large Cap Value Fund - Class A and Franklin Templeton Distributors, Inc.

           (vii)Form of Distribution Plan pursuant to Rule 12b-1 between Franklin Value Investors Trust on behalf of Franklin Large Cap Value Fund - Class B and Franklin Templeton Distributors, Inc.

          (viii)Form of Distribution Plan pursuant to Rule 12b-1 between Franklin Value Investors Trust on behalf of Franklin Large Cap Value Fund - Class C and Franklin Templeton Distributors, Inc.

      (o)  Rule 18f-3 Plan

           (i)  Multiple Class Plan for Franklin MicroCap Value Fund
                Filing: Post-Effective Amendment No. 18 to
                Registration Statement on Form N-1A
                File No. 33-31326
                Filing Date: December 29, 1998

          (ii)  Multiple Class Plan for Franklin Value Fund dated June 23,
                1998
                Filing: Post-Effective Amendment No. 20 to
                Registration Statement on Form N-1A
                File No. 33-31326
                Filing Date: February 25, 2000

          (iii) Form of Multiple Class Plan for Franklin Large Cap
                Value Fund

      (p)  Power of Attorney

           (i)  Power of Attorney dated February 24, 2000
                Filing: Post-Effective Amendment No. 20 to
                Registration Statement on Form N-1A
                File No. 33-31326
                Filing Date: February 25, 2000

           (ii) Certificate of Secretary dated February 24, 2000
                Filing: Post-Effective Amendment No. 20 to
                Registration Statement on Form N-1A
                File No. 33-31326
                Filing Date: February 25, 2000

      (q)  Code of Ethics

           (i)  Code of Ethics


ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL
           WITH REGISTRANT

           None

ITEM 25.   INDEMNIFICATION

  Reference is made to Article VI of the Registrant's By-Laws previously filed, which is incorporated herein by reference.

  Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to officers and trustees and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

  Notwithstanding the provisions contained in the Registrant's By-Laws, in the absence of authorization by the appropriate court on the merits pursuant to Sections 4 and 5 of Article VI of said By-Laws, any indemnification under said Article shall be made by Registrant only if authorized in the manner provided in either subsection (a) or (b) of Section 6 of Article VI.


ITEM 26.   BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

The officers and directors of the Franklin Advisory Services, Inc. Registrant's manager also serve as officers and/or directors for (1) (Advisory Services) corporate parent, Franklin Resources, Inc., and/or (2) other investment companies in the Franklin Templeton Group of Funds. In addition, Mr. Charles B. Johnson was formerly a director of General Host Corporation. For additional information please see Part B and Schedules A and D of Form ADV of Advisory Services (SEC File 801-51967), incorporated herein by reference, which sets forth the officers and directors of Advisory Services and information as to any business, profession, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years.

ITEM 27.   PRINCIPAL UNDERWRITERS

a) Franklin/Templeton Distributors, Inc., (Distributors) also acts as principal underwriter of shares of:

Franklin Asset Allocation Fund
Franklin California Tax-Free Income Fund, Inc.
Franklin California Tax-Free Trust
Franklin Custodian Funds, Inc. Franklin Equity Fund Franklin Federal Money Fund Franklin Federal Tax-Free Income Fund Franklin Floating Rate Trust Franklin Gold Fund Franklin High Income Trust Franklin Investors Securities Trust Franklin Managed Trust Franklin Money Fund Franklin Mutual Series Fund Inc. Franklin Municipal Securities Trust Franklin New York Tax-Free Income Fund Franklin New York Tax-Free Trust Franklin Real Estate Securities Trust Franklin Strategic Mortgage Portfolio Franklin Strategic Series Franklin Tax-Exempt Money Fund Franklin Tax-Free Trust
Franklin Templeton Fund Allocator Series
Franklin Templeton Global Trust
Franklin Templeton International Trust
Franklin Templeton Money Fund Trust
Franklin Templeton Variable Insurance Products Trust
 (formerly Franklin Valuemark Funds)
Institutional Fiduciary Trust

Templeton Capital Accumulator Fund, Inc.
Templeton Developing Markets Trust
Templeton Funds, Inc.
Templeton Global Investment Trust
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund, Inc.
Templeton Growth Fund, Inc.
Templeton Income Trust
Templeton Institutional Funds, Inc.
Templeton Variable Products Series Fund

(b) The information required by this Item 29 with respect to each director and officer of Distributors is incorporated by reference to Part B of this N-1A and Schedule A of Form BD filed by Distributors with the Securities and Exchange Commission pursuant to the Securities Act of 1934 (SEC File No. 8-5889).

(c) Not Applicable. Registrant's principal underwriter is an affiliated person of an affiliated person of the Registrant.

ITEM 28.   LOCATION OF ACCOUNTS AND RECORDS

  The accounts, books or other documents required to be maintained by Section 31
  (a) of the Investment Company Act of 1940 are kept by the Registrant or its shareholder services agent, Franklin/Templeton Investor Services, Inc., both of whose address is 777 Mariners Island Blvd., San Mateo, CA 94404.

ITEM 29.    MANAGEMENT SERVICES

  There are no management-related service contracts not discussed in Part A or Part B.

ITEM 30.   UNDERTAKINGS

      Not Applicable


                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of San Mateo and the State of California, on the 15th day of March, 2000.


                                      FRANKLIN VALUE INVESTORS TRUST
                                      (Registrant)

                                      By: /S/WILLIAM J. LIPPMAN*
                                          William J. Lippman
                                          President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

WILLIAM J. LIPPMAN*                Trustee and Principal
William J. Lippman                 Executive Officer
                                   Dated: March 15, 2000

MARTIN L. FLANAGAN*                Principal Financial Officer
Martin L. Flanagan                 Dated: March 15, 2000

KIMBERLEY H. MONASTERIO*           Principal Accounting Officer
Kimberley H. Monasterio            Dated: March 15, 2000

FRANK T. CROHN*                    Trustee
Frank T. Crohn                     Dated: March 15, 2000

CHARLES RUBENS, II*                Trustee
Charles Rubens, II                 Dated: March 15, 2000

LEONARD RUBIN*                     Trustee
Leonard Rubin                      Dated: March 15, 2000

*By  /s/ David P. Goss
     David P. Goss, Attorney-in-Fact
    (Pursuant to Powers of Attorney previously filed)


                         FRANKLIN VALUE INVESTORS TRUST
                             REGISTRATION STATEMENT
                                 EXHIBITS INDEX

EXHIBIT NO.       DESCRIPTION                               LOCATION

EX-99.(a)(i)      Agreement and Declaration of Trust           *
                  dated September 11, 1989

EX-99.(a)(ii)     Certificate of Amendment of Agreement        *
                  and Declaration of Trust of Franklin
                  Balance Sheet Investment Fund dated
                  September 21, 1995

EX-99.(b)(i)      By-Laws                                      *

EX-99.(d)(i)      Management Agreement between the             *
                  Registrant on behalf of Franklin
                  Balance Sheet Investment Fund and
                  Franklin Advisory Services, LLC, dated
                  April 1, 1999

EX-99.(d)(ii)     Management Agreement between the             *
                  Registrant on behalf of Franklin MicroCap
                  Value Fund and Franklin Advisory Services,
                  LLC, dated April 1, 1999

EX-99.(d)(iii)    Management Agreement between the             *
                  Registrant on behalf of Franklin Value
                  Fund and Franklin Advisory Services,
                  LLC, dated April 1, 1999

EX-99.(d)(iv)     Form of Investment Advisory Agreement     Attached
                  between the Registrant on behalf of
                  Franklin Large Cap Value Fund and
                  Franklin Advisory Service, LLC.

EX-99.(e)(i)      Amended and Restated Distribution            *
                  Agreement between Registrant and
                  Franklin/Templeton Distributors, Inc.,
                  dated April 23, 1995

EX-99.(e)(ii)     Forms of Dealer Agreements between           *
                  Franklin/Templeton Distributors, Inc.
                  and Securities Dealers dated March 1,
                  1998

EX-99.(e)(iii)    Amendment of Amended and Restated            *
                  Distribution Agreement between the
                  Registrant and Franklin/Templeton
                  Distributors, Inc, dated April 23, 1995

EX-99.(g)(i)      Master Custodian Agreement between           *
                  Registrant and Bank of New York dated
                  February 16, 1996

EX-99.(g)(ii)     Terminal Link Agreement between              *
                  Registrant and Bank of New York dated
                  February 16, 1996

EX-99.(g)(iii)    Amendment dated May 7, 1997 to Master        *
                  Custody Agreement between the Registrant
                  and Bank of New York dated February 16,
                  1996

EX-99.(g)(iv)     Amendment dated October 7, 1997 to           *
                  Exhibit A in the Master Custody Agreement between the Registrant and Bank of New York dated February 16, 1996

EX-99.(g)(v)      Foreign Custody Manager Agreement            *
                  between the Registrant and Bank of New
                  York dated July 30, 1998.

EX-99.(g)(vi)     Amendment dated September 16, 1999 to        *
                  Exhibit A of the Master Custody Agreement between the Registrant and Bank of New York dated February 16, 1996

EX-99.(h)(i)      Subcontract for Fund Administrative          *
                  Services dated July 1, 1996 between
                  Franklin Advisory Services, Inc. and
                  Franklin Templeton Services, Inc.

EX-99.(h)(ii)     Form of Fund Administration Agreement     Attached
                  between the Registrant on behalf of
                  Franklin Large Cap Value Fund and
                  Franklin Templeton Services, Inc.

EX-99.(i)(i)      Opinion and Consent of counsel dated         *
                  December 14, 1998

EX-99.(l)(i)      Letter of Understanding relating to          *
                  Initial Capital of Franklin Balance
                  Sheet Investment Fund dated November
                  17, 1989

EX-99.(l)(ii)     Letter of Understanding relating to          *
                  Initial Capital of Franklin MicroCap
                  Value Fund dated November 29, 1995

EX-99.(l)(iii)    Letter of Understanding relating to          *
                  Initial Capital of Franklin Value Fund

EX-99.(l)(iv)     Letter of Understanding relating to          *
                  Initial Capital of Franklin Value Fund
                  - Class C dated August 30, 1996

EX-99.(m)(i)      Amended and Restated Distribution Plan       *
                  between Franklin Balance Sheet Investment
                  Fund and Franklin/Templeton Distributors,
                  Inc., pursuant to Rule 12b-1 dated July 1,
                  1993

EX-99.(m)(ii)     Distribution Plan pursuant to Rule           *
                  12b-1 between Franklin Value Investors
                  Trust on behalf of Franklin MicroCap Value
                  Fund and Franklin/Templeton Distributors,
                  Inc., dated December 12, 1995

EX-99.(m)(iii)    Distribution Plan Pursuant to Rule           *
                  12b-1 between Franklin Value Investors
                  Trust on behalf of Franklin Value Fund
                  and Franklin/Templeton Distributors,
                  Inc., dated March 11, 1996

EX-99.(m)(iv)     Class C Distribution Plan pursuant to        *
                  Rule 12b-1 between Franklin Value
                  Investors Trust on behalf of Franklin
                  Value Fund and Franklin/Templeton
                  Distributors, Inc., dated September 3,
                  1996

EX-99.(m)(v)      Class B Distribution Plan pursuant to        *
                  Rule 12b-1 between Franklin Value
                  Investors Trust on behalf of Franklin
                  Value Fund and Franklin/ Templeton
                  Distributors, Inc.

EX-99.(m)(vi)     Form of Distribution Plan pursuant to     Attached
                  Rule 12b-1 between Franklin Value
                  Investors Trust on behalf of Franklin
                  Large Cap Value Fund - Class A and
                  Franklin Templeton Distributors, Inc.

EX-99.(m)(vii)    Form of Distribution Plan pursuant to     Attached
                  Rule 12b-1 between Franklin Value
                  Investors Trust on behalf of Franklin
                  Large Cap Value Fund - Class B and
                  Franklin Templeton Distributors, Inc.

EX-99.(m)(viii)   Form of Distribution Plan pursuant to     Attached
                  Rule 12b-1 between Franklin Value
                  Investors Trust on behalf of Franklin
                  Large Cap Value Fund - Class C and
                  Franklin Templeton Distributors, Inc.

EX-99.(o)(i)      Multiple Class Plan for Franklin             *
                  MicroCap Value Fund

EX-99.(o)(ii)     Multiple Class Plan for Franklin Value       *
                  Fund

EX-99.(o)(iii)    Form of Multiple Class Plan for           Attached
                  Franklin Large Cap Value Fund

EX-99.(p)(i)      Power of Attorney dated February 24,         *
                  2000

Ex-99.(p)(ii)     Certificate of Secretary dated February      *
                  24, 2000

EX-99.(q)(i)      Code of Ethics                            Attached


*Incorporated by Reference